UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04363

AMERICAN CENTURY GOVERNMENT INCOME TRUST
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	03-31

Date of reporting period:	03-31-2021

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) Provided under separate cover.

Annual Report

March 31, 2021

Capital Preservation Fund
Investor Class (CPFXX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Soared, Bonds Moderated Amid Growing Economic Optimism

March 31 marked the end of a remarkable 12-month period, as the COVID-19 pandemic wreaked havoc on global economies, governments and society. In response, states issued unprecedented lockdown orders. Unemployment surged, corporate earnings plunged and second-quarter-2020 gross domestic product sank a record 31.4% (annualized). This triggered soaring demand for safe-haven assets.

Swift and significant action from the Federal Reserve and the federal government helped reignite investor confidence and bolster the economic backdrop. Riskier assets quickly rebounded from their early 2020 lows. The economy expanded a record 33.4% in the third quarter and continued to grow amid the gradual lifting of lockdowns and the emergency approval of vaccines.

Late in the reporting period, improving vaccine distributions, additional federal coronavirus aid and ongoing reopenings bolstered the economic and earnings outlooks. This improving backdrop combined with massive monetary and fiscal support helped fuel a 12-month gain of 56% for the S&P 500 Index. These same economic dynamics lifted longer-term inflation expectations and U.S. Treasury yields, pressuring investment-grade bond returns. After rallying through most of 2020, the Bloomberg Barclays U.S. Aggregate Bond Index gained less than 1% for the 12-month period.

A Return to Normalcy in Sight

The return to pre-pandemic life appears to be on the horizon, thanks largely to expanding vaccine availability. In addition, medical professionals continue to improve treatment protocols for those afflicted with the virus. Until the U.S. is fully reopened, investors still may face the effects of regional virus-related restrictions, economic and political uncertainty and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of March 31, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	CPFXX	0.01%	0.76%	0.38%	10/13/72
Fund returns would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	0.48%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

Fund Characteristics

MARCH 31, 2021
7-Day Current Yield
After waiver(1)	0.01%
Before waiver	-0.42%
7-Day Effective Yield
After waiver(1)	0.01%
(1) Yields would have been lower if a portion of the fees had not been waived.

Portfolio at a Glance
Weighted Average Maturity	56 days
Weighted Average Life	101 days

Portfolio Composition by Maturity	% of fund investments
1-30 days	52%
31-90 days	26%
91-180 days	17%
More than 180 days	5%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2020 to March 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/20	Ending Account Value 3/31/21	Expenses Paid During Period(1) 10/1/20 - 3/31/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,000.00	$0.45	0.09%
Hypothetical
Investor Class	$1,000	$1,024.48	$0.45	0.09%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

MARCH 31, 2021

	Principal Amount	Value
U.S. TREASURY BILLS(1) — 81.3%
U.S. Treasury Bills, 0.10%, 4/1/21	$100,000,000	$100,000,000
U.S. Treasury Bills, 0.04%, 4/6/21	100,000,000	99,999,514
U.S. Treasury Bills, 0.12%, 4/15/21	104,300,000	104,295,863
U.S. Treasury Bills, 0.09%, 4/22/21	76,900,000	76,896,268
U.S. Treasury Bills, 0.08%, 4/29/21	100,000,000	99,993,778
U.S. Treasury Bills, 0.04%, 5/4/21	90,000,000	89,997,113
U.S. Treasury Bills, 0.04%, 5/11/21	50,000,000	49,998,056
U.S. Treasury Bills, 0.11%, 5/13/21	75,000,000	74,992,563
U.S. Treasury Bills, 0.01%, 5/18/21	75,000,000	74,999,021
U.S. Treasury Bills, 0.09%, 5/20/21	42,500,000	42,494,794
U.S. Treasury Bills, 0.02%, 5/25/21	55,000,000	54,998,350
U.S. Treasury Bills, 0.04%, 6/3/21	25,000,000	24,998,250
U.S. Treasury Bills, 0.03%, 6/17/21	80,000,000	79,995,508
U.S. Treasury Bills, 0.09%, 6/24/21	113,350,000	113,339,389
U.S. Treasury Bills, 0.10%, 7/1/21	20,000,000	19,994,944
U.S. Treasury Bills, 0.10%, 7/22/21	55,000,000	54,983,744
U.S. Treasury Bills, 0.09%, 7/29/21	85,000,000	84,976,117
U.S. Treasury Bills, 0.05%, 8/12/21	3,850,000	3,849,250
U.S. Treasury Bills, 0.04%, 8/26/21	52,500,000	52,490,659
U.S. Treasury Bills, 0.06%, 9/2/21	76,090,000	76,070,470
U.S. Treasury Bills, 0.13%, 9/9/21	59,150,000	59,131,425
U.S. Treasury Bills, 0.06%, 9/16/21	12,500,000	12,496,792
U.S. Treasury Bills, 0.00%, 9/30/21	55,000,000	54,988,878
U.S. Treasury Bills, 0.14%, 10/7/21	20,000,000	19,985,720
U.S. Treasury Bills, 0.08%, 2/24/22	25,000,000	24,981,265
U.S. Treasury Cash Management Bills, 0.07%, 4/13/21	88,650,000	88,649,092
U.S. Treasury Cash Management Bills, 0.09%, 4/20/21	129,395,000	129,392,462
U.S. Treasury Cash Management Bills, 0.09%, 4/27/21	89,400,000	89,397,396
TOTAL U.S. TREASURY BILLS		1,858,386,681
U.S. TREASURY NOTES(1) — 20.0%
U.S. Treasury Notes, 2.125%, 5/31/21	10,000,000	10,033,586
U.S. Treasury Notes, 2.75%, 8/15/21	25,000,000	25,245,184
U.S. Treasury Notes, 1.125%, 8/31/21	17,500,000	17,574,170
U.S. Treasury Notes, 1.125%, 2/28/22	12,500,000	12,620,825
U.S. Treasury Notes, VRN, 0.16%, (3-month USBMMY plus 0.14%), 4/30/21	55,000,000	55,004,525
U.S. Treasury Notes, VRN, 0.24%, (3-month USBMMY plus 0.22%), 7/31/21	65,000,000	65,034,228
U.S. Treasury Notes, VRN, 0.32%, (3-month USBMMY plus 0.30%), 10/31/21	33,000,000	33,047,220
U.S. Treasury Notes, VRN, 0.17%, (3-month USBMMY plus 0.15%), 1/31/22	95,000,000	95,065,244
U.S. Treasury Notes, VRN, 0.13%, (3-month USBMMY plus 0.11%), 4/30/22	105,940,000	105,994,108
U.S. Treasury Notes, VRN, 0.08%, (3-month USBMMY plus 0.06%), 7/31/22	28,650,000	28,651,682
U.S. Treasury Notes, VRN, 0.08%, (3-month USBMMY plus 0.06%), 10/31/22	9,250,000	9,252,338
TOTAL U.S. TREASURY NOTES		457,523,110
TOTAL INVESTMENT SECURITIES — 101.3%		$2,315,909,791
OTHER ASSETS AND LIABILITIES — (1.3)%		(29,030,165)
TOTAL NET ASSETS — 100.0%		$2,286,879,626

NOTES TO SCHEDULE OF INVESTMENTS
USBMMY	-	U.S. Treasury Bill Money Market Yield
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)The rates for U.S. Treasury Bills are the yield to maturity at purchase. The rates for U.S. Treasury Notes are the stated coupon rates.

See Notes to Financial Statements.

Statement of Assets and Liabilities

MARCH 31, 2021
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$2,315,909,791
Cash	534,161
Receivable for investments sold	27,499,794
Receivable for capital shares sold	1,069,855
Interest receivable	311,758
2,345,325,359

Liabilities
Payable for investments purchased	54,988,878
Payable for capital shares redeemed	3,349,109
Accrued management fees	107,629
Dividends payable	117
58,445,733

Net Assets	$2,286,879,626

Investor Class Capital Shares
Shares outstanding (unlimited number of shares authorized)	2,286,873,661

Net Asset Value Per Share	$1.00

Net Assets Consist of:
Capital paid in	$2,286,876,551
Distributable earnings	3,075
$2,286,879,626

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED MARCH 31, 2021
Investment Income (Loss)
Income:
Interest	$5,014,647

Expenses:
Management fees	10,647,754
Trustees' fees and expenses	163,249
Other expenses	3,790
10,814,793
Fees waived	(6,129,826)
4,684,967

Net investment income (loss)	329,680

Net realized gain (loss) on investment transactions	2,571

Net Increase (Decrease) in Net Assets Resulting from Operations	$332,251

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2021 AND MARCH 31, 2020
Increase (Decrease) in Net Assets	March 31, 2021	March 31, 2020
Operations
Net investment income (loss)	$329,680	$30,640,127
Net realized gain (loss)	2,571	55,797
Net increase (decrease) in net assets resulting from operations	332,251	30,695,924

Distributions to Shareholders
From earnings	(329,680)	(30,634,726)

Capital Share Transactions
Proceeds from shares sold	1,053,529,982	793,094,308
Proceeds from reinvestment of distributions	323,676	30,244,986
Payments for shares redeemed	(941,803,596)	(739,807,203)
Net increase (decrease) in net assets from capital share transactions	112,050,062	83,532,091

Net increase (decrease) in net assets	112,052,633	83,593,289

Net Assets
Beginning of period	2,174,826,993	2,091,233,704
End of period	$2,286,879,626	$2,174,826,993

Transactions in Shares of the Fund
Sold	1,053,529,982	793,094,308
Issued in reinvestment of distributions	323,676	30,244,986
Redeemed	(941,803,596)	(739,807,203)
Net increase (decrease) in shares of the fund	112,050,062	83,532,091

See Notes to Financial Statements.

Notes to Financial Statements

MARCH 31, 2021

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Capital Preservation Fund (the fund) is one fund in a series issued by the trust. The fund is a money market fund and its investment objective is to seek maximum safety and liquidity. Its secondary objective is to seek to pay shareholders the highest rate of return consistent with safety and liquidity.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. Investments are generally valued at amortized cost, which approximates fair value. If the fund determines that the amortized cost does not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.
Treasury Roll Transactions — The fund purchases a security and at the same time makes a commitment to sell the same security at a future settlement date at a specified price. These types of transactions are known as treasury roll transactions. The difference between the purchase price and the sale price represents interest income reflective of an agreed upon rate between the fund and the counterparty.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. The fund may make capital gains distributions to comply with the distribution requirements of the Internal Revenue Code.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, American Century Investment Management, Inc. (ACIM), the trust's distributor, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.
Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. In order to maintain a positive yield, ACIM may voluntarily waive a portion of the management fee on a daily basis. The fee waiver may be revised or terminated at any time by the investment advisor without notice. The rates for the Investment Category Fee range from 0.1370% to 0.2500% and the rates for the Complex Fee range from 0.2500% to 0.3100%. The effective annual management fee for the period ended March 31, 2021 was 0.47% before waiver and 0.20% after waiver.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.
4. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
As of period end, the fund’s investment securities were classified as Level 2. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

5. Federal Tax Information
The tax character of distributions paid during the years ended March 31, 2021 and March 31, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$329,680	$30,634,726
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2021, the fund had undistributed ordinary income for federal income tax purposes of $5,400.

As of March 31, 2021, the fund had accumulated short-term capital losses of $(2,325), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes.
The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Net Assets, End of Period (in thousands)
Investor Class
2021	$1.00	—(2)	—(2)	—(2)	—(2)	—	—(2)	$1.00	0.01%	0.21%	0.48%	0.01%	(0.26)%	$2,286,880
2020	$1.00	0.01	—(2)	0.01	(0.01)	—	(0.01)	$1.00	1.49%	0.48%	0.48%	1.48%	1.48%	$2,174,827
2019	$1.00	0.02	—(2)	0.02	(0.02)	—	(0.02)	$1.00	1.63%	0.48%	0.48%	1.62%	1.62%	$2,091,234
2018	$1.00	0.01	—(2)	0.01	(0.01)	—	(0.01)	$1.00	0.63%	0.48%	0.48%	0.62%	0.62%	$2,067,473
2017	$1.00	—(2)	—(2)	—(2)	—(2)	—(2)	—(2)	$1.00	0.03%	0.39%	0.48%	0.03%	(0.06)%	$2,215,051

Notes to Financial Highlights
(1)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(2)Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Government Income Trust and Shareholders of Capital Preservation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Capital Preservation Fund (one of the funds constituting American Century Government Income Trust, referred to hereafter as the “Fund”) as of March 31, 2021, the related statement of operations for the year ended March 31, 2021, the statement of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2021 and the financial highlights for each of the five years in the period ended March 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 18, 2021

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	38	CYS Investments, Inc. (2012-2017); Kirby Corporation; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	38	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	38	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus (since 2018), Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	66	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	38	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	38	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	38	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	38	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	138	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2019 through December 31, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Portfolio Holdings Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) each month on Form N-MFP.  The fund’s Form N-MFP reports are available on its website at americancentury.com and on the SEC’s website at sec.gov.  The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Government Income Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92274 2105

Annual Report

March 31, 2021

Ginnie Mae Fund
Investor Class (BGNMX)
I Class (AGMHX)
A Class (BGNAX)
C Class (BGNCX)
R Class (AGMWX)
R5 Class (AGMNX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Soared, Bonds Moderated Amid Growing Economic Optimism

March 31 marked the end of a remarkable 12-month period, as the COVID-19 pandemic wreaked havoc on global economies, governments and society. In response, states issued unprecedented lockdown orders. Unemployment surged, corporate earnings plunged and second-quarter-2020 gross domestic product sank a record 31.4% (annualized). This triggered soaring demand for safe-haven assets.

Swift and significant action from the Federal Reserve and the federal government helped reignite investor confidence and bolster the economic backdrop. Riskier assets quickly rebounded from their early 2020 lows. The economy expanded a record 33.4% in the third quarter and continued to grow amid the gradual lifting of lockdowns and the emergency approval of vaccines.

Late in the reporting period, improving vaccine distributions, additional federal coronavirus aid and ongoing reopenings bolstered the economic and earnings outlooks. This improving backdrop combined with massive monetary and fiscal support helped fuel a 12-month gain of 56% for the S&P 500 Index. These same economic dynamics lifted longer-term inflation expectations and U.S. Treasury yields, pressuring investment-grade bond returns. After rallying through most of 2020, the Bloomberg Barclays U.S. Aggregate Bond Index gained less than 1% for the 12-month period.

A Return to Normalcy in Sight

The return to pre-pandemic life appears to be on the horizon, thanks largely to expanding vaccine availability. In addition, medical professionals continue to improve treatment protocols for those afflicted with the virus. Until the U.S. is fully reopened, investors still may face the effects of regional virus-related restrictions, economic and political uncertainty and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2021
			Average Annual Returns
Class	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BGNMX	0.49%	2.04%	2.41%	—	9/23/85
Bloomberg Barclays U.S. GNMA Index	—	-0.36%	2.22%	2.75%	—	—
I Class	AGMHX	0.50%	—	—	2.73%	4/10/17
A Class	BGNAX					10/9/97
No sales charge		0.15%	1.79%	2.16%	—
With sales charge		-4.39%	0.85%	1.69%	—
C Class	BGNCX	-0.60%	1.03%	1.39%	—	3/1/10
R Class	AGMWX	-0.11%	1.51%	1.90%	—	9/28/07
R5 Class	AGMNX	0.69%	2.24%	2.62%	—	9/28/07
Average annual returns since inception are presented when ten years of performance history is not available. Fund returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2021
Investor Class — $12,691

Bloomberg Barclays U.S. GNMA Index — $13,118

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class
0.55%	0.45%	0.80%	1.55%	1.05%	0.35%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Hando Aguilar, Dan Shiffman, Bob Gahagan and Jesse Singh

Performance Summary

Ginnie Mae returned 0.49%* for the 12 months ended March 31, 2021. By comparison, the Bloomberg Barclays U.S. GNMA Index declined -0.36%. Fund returns reflect operating expenses, while index returns do not.

The reporting period began with the world scrambling to assess the impact of COVID-19. For bond investors, low rates and aggressive monetary actions by the Federal Reserve (Fed) translated into solid gains. A record 31.4% decline (annualized) in the U.S. second-quarter gross domestic product reflected the scope of the shutdowns and stay-at-home orders. But consumer confidence, consumer spending and manufacturing started rebounding shortly thereafter, thanks to aggressive responses from the Fed and the federal government.

In addition to keeping short-term interest rates near 0% and purchasing $120 billion in bonds per month, the Fed unveiled its new inflation strategy. After years of targeting a 2.0% inflation rate, the Fed shifted to an average 2.0% goal. This paved the way for higher inflation as policymakers recommitted to keeping short-term rates steady through at least 2023. The U.S. economy roared back in the third quarter with a record 33.4% expansion (annualized), and growth continued at a robust clip through the balance of the period. Bolstered by $2.8 trillion in fiscal relief funds approved between late December and mid-March, economic outlooks further brightened.

Treasury yields surged through the final months of the period, resulting in negative 12-month returns for Treasuries and weak performance for the broad U.S. investment-grade bond market. Against this backdrop, spread (non-Treasury) sectors, including mortgage-backed securities (MBS), generally outperformed Treasuries. Security selection primarily accounted for Ginnie Mae’s outperformance versus the index.
Security Selection Drove Results

Overall, a robust housing market and attractive mortgage rates helped support the broad MBS market. Within the portfolio, security selection was the main contributor to relative outperformance. We continued to favor 30-year Ginnie Mae securities over 15-year securities. This strategy lifted results overall, partly due to the Fed’s purchase of longer-maturity MBS as part of its quantitative easing (QE) program. In addition, within the 30-year segment, we continued to emphasize deep discount Ginnie Mae II MBS over Ginnie Mae I MBS. Ginnie Mae IIs are single- or multiple-issuer pools that are more demographically and geographically diverse than Ginnie Mae I MBS.

Our preference for lower-coupon Ginnie Mae securities also boosted the portfolio’s relative performance. These securities benefited from the Fed’s QE program, which favors lower-coupon mortgages, and from their lower prepayment risk versus higher-coupon mortgages.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.
5

Out-of-Index Allocations Were Modest Contributors

We continued to invest in out-of-index securities, including agency collateralized mortgage obligations (CMOs) and agency adjustable-rate mortgages (ARMs). Our ARMs modestly aided performance, particularly early in the period as the Fed’s rescue programs took shape and restored market liquidity and confidence. CMOs had a muted impact on 12-month performance overall.

Duration Detracted Slightly; Yield Curve Positioning Was Positive

We maintained a slightly longer-than-index duration throughout most of the period. This strategy contributed modestly to results until late in the period, when rates spiked rapidly. We subsequently shortened the portfolio’s duration by the end of March. Meanwhile, our yield curve positioning, which reflected a steepening bias, more than offset the negative duration effects.

Portfolio Positioning

Amid expanding COVID-19 vaccine availability and declining infection rates, we believe industry reopenings and the ongoing recovery, coupled with record fiscal spending, should promote a strong fundamental backdrop for the U.S. economy going forward. We expect the Fed to remain accommodative, keeping interest rates ultralow in pursuit of labor market gains—even if those gains come at the expense of higher inflation. We also see no immediate changes to the Fed’s QE program.

Improving economic growth and mounting inflationary pressures should continue to push longer-maturity Treasury yields modestly higher. We expect the annual inflation rate to spike in the near term, due to base effects. Longer term, we believe the Fed’s average inflation targeting, record federal spending and deficits, a weaker U.S. dollar, supply chain constraints and onshoring trends among U.S. businesses are key inflation drivers. Shorter-maturity yields remain fairly anchored, given the Fed’s interest rate policy. Accordingly, we expect yield curve steepening to continue.

Despite the year-to-date increase in interest rates, mortgage rates remain historically attractive. While we expect mortgage rates to move modestly higher, we don’t believe they will rise to a level that will hinder demand. Limited housing supply in the face of strong demand should continue to bode well for the U.S. housing market and select areas of the securitized sector.

As always, we favor a bottom-up approach to portfolio management, emphasizing careful security selection.

6

Fund Characteristics

MARCH 31, 2021
Portfolio at a Glance
Average Duration (effective)	3.7 years
Weighted Average Life to Maturity	4.7 years

Types of Investments in Portfolio	% of net assets
U.S. Government Agency Mortgage-Backed Securities (all GNMAs)	103.0%
U.S. Government Agency Collateralized Mortgage Obligations (all GNMAs)	8.3%
Temporary Cash Investments	14.7%
Other Assets and Liabilities	(26.0)%*
*Amount relates primarily to payable for investments purchased, but not settled, at period end.
7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2020 to March 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/20	Ending Account Value 3/31/21	Expenses Paid During Period(1) 10/1/20 - 3/31/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,000.20	$2.69	0.54%
I Class	$1,000	$1,000.70	$2.19	0.44%
A Class	$1,000	$999.00	$3.94	0.79%
C Class	$1,000	$995.30	$7.66	1.54%
R Class	$1,000	$996.80	$5.18	1.04%
R5 Class	$1,000	$1,001.20	$1.70	0.34%
Hypothetical
Investor Class	$1,000	$1,022.24	$2.72	0.54%
I Class	$1,000	$1,022.74	$2.22	0.44%
A Class	$1,000	$1,020.99	$3.98	0.79%
C Class	$1,000	$1,017.25	$7.75	1.54%
R Class	$1,000	$1,019.75	$5.24	1.04%
R5 Class	$1,000	$1,023.24	$1.72	0.34%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

MARCH 31, 2021

	Principal Amount	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 103.0%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 3.4%
GNMA, VRN, 1.625%, (1-year H15T1Y plus 1.50%), 8/20/47	$5,895,991	$6,140,872
GNMA, VRN, 2.00%, (1-year H15T1Y plus 1.50%), 4/20/48	8,399,907	8,739,157
GNMA, VRN, 2.125%, (1-year H15T1Y plus 1.50%), 10/20/27 to 10/20/35	2,360,651	2,467,017
GNMA, VRN, 2.25%, (1-year H15T1Y plus 1.50%), 8/20/36 to 9/20/36	1,991,083	2,088,683
GNMA, VRN, 2.50%, (1-year H15T1Y plus 1.50%), 3/20/48	2,757,320	2,862,026
GNMA, VRN, 2.875%, (1-year H15T1Y plus 1.50%), 4/20/38	3,098,723	3,265,725
GNMA, VRN, 3.00%, (1-year H15T1Y plus 1.50%), 2/20/34	2,954,557	3,048,806
GNMA, VRN, 3.50%, (1-year H15T1Y plus 1.50%), 8/20/49	4,698,285	4,883,092
		33,495,378
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 99.6%
GNMA, 2.00%, TBA	60,000,000	60,585,938
GNMA, 2.50%, TBA	95,000,000	98,028,126
GNMA, 2.50%, 6/20/46 to 12/20/50	142,460,970	147,465,764
GNMA, 3.00%, TBA	40,000,000	41,673,437
GNMA, 3.00%, 2/20/43 to 4/20/50	176,465,961	185,863,453
GNMA, 3.50%, TBA	50,000,000	52,765,624
GNMA, 3.50%, 12/20/41 to 3/20/48	158,801,401	171,487,508
GNMA, 3.50%, 4/20/42(1)	16,417,734	17,812,324
GNMA, 4.00%, 12/20/39 to 5/20/49	73,061,896	80,513,707
GNMA, 4.50%, 7/15/33 to 3/20/49	40,874,156	45,355,890
GNMA, 5.00%, 6/15/33 to 5/20/41	24,955,999	28,867,075
GNMA, 5.50%, 4/15/33 to 8/15/39	15,511,154	18,012,246
GNMA, 6.00%, 2/20/26 to 2/20/39	12,486,922	14,648,092
GNMA, 6.50%, 9/20/23 to 11/15/38	1,666,049	1,982,257
GNMA, 7.00%, 12/20/25 to 12/20/29	306,298	358,928
GNMA, 7.25%, 6/15/23	10,718	10,756
GNMA, 7.50%, 12/20/23 to 2/20/31	70,184	84,376
GNMA, 7.89%, 9/20/22	185	185
GNMA, 8.00%, 2/15/22 to 7/20/30	191,566	199,023
GNMA, 8.25%, 9/20/21 to 2/15/22	14,805	14,853
GNMA, 8.50%, 7/15/21 to 12/15/30	81,028	90,747
GNMA, 8.75%, 7/15/27	24,844	24,950
GNMA, 9.00%, 7/20/21 to 12/15/24	7,012	7,065
GNMA, 9.25%, 3/15/25	20,916	21,008
GNMA, 9.50%, 8/15/21 to 7/20/25	21,330	21,553
GNMA, 9.75%, 11/20/21	345	346
		965,895,231
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $978,534,134)		999,390,609
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 8.3%
GNMA, Series 2002-13, Class FA, VRN, 0.61%, (1-month LIBOR plus 0.50%), 2/16/32	238,219	238,166
GNMA, Series 2003-110, Class F, VRN, 0.51%, (1-month LIBOR plus 0.40%), 10/20/33	821,070	824,223
GNMA, Series 2003-42, Class FW, VRN, 0.46%, (1-month LIBOR plus 0.35%), 5/20/33	352,244	352,292
10

	Principal Amount	Value
GNMA, Series 2003-66, Class HF, VRN, 0.56%, (1-month LIBOR plus 0.45%), 8/20/33	$459,093	$460,748
GNMA, Series 2004-39, Class XF SEQ, VRN, 0.36%, (1-month LIBOR plus 0.25%), 10/16/33	32,088	32,059
GNMA, Series 2004-76, Class F, VRN, 0.51%, (1-month LIBOR plus 0.40%), 9/20/34	762,149	765,807
GNMA, Series 2005-13, Class FA, VRN, 0.31%, (1-month LIBOR plus 0.20%), 2/20/35	1,693,639	1,693,572
GNMA, Series 2007-5, Class FA, VRN, 0.25%, (1-month LIBOR plus 0.14%), 2/20/37	1,714,215	1,711,967
GNMA, Series 2007-58, Class FC, VRN, 0.61%, (1-month LIBOR plus 0.50%), 10/20/37	997,081	1,004,079
GNMA, Series 2007-74, Class FL, VRN, 0.57%, (1-month LIBOR plus 0.46%), 11/16/37	2,644,642	2,662,741
GNMA, Series 2008-18, Class FH, VRN, 0.71%, (1-month LIBOR plus 0.60%), 2/20/38	1,434,264	1,434,728
GNMA, Series 2008-2, Class LF, VRN, 0.57%, (1-month LIBOR plus 0.46%), 1/20/38	1,171,683	1,181,112
GNMA, Series 2008-27, Class FB, VRN, 0.66%, (1-month LIBOR plus 0.55%), 3/20/38	2,386,705	2,403,745
GNMA, Series 2008-61, Class KF, VRN, 0.78%, (1-month LIBOR plus 0.67%), 7/20/38	1,205,102	1,216,847
GNMA, Series 2008-73, Class FK, VRN, 0.87%, (1-month LIBOR plus 0.76%), 8/20/38	1,668,672	1,691,344
GNMA, Series 2008-75, Class F, VRN, 0.64%, (1-month LIBOR plus 0.53%), 8/20/38	1,963,209	1,977,576
GNMA, Series 2008-88, Class UF, VRN, 1.11%, (1-month LIBOR plus 1.00%), 10/20/38	1,088,898	1,099,905
GNMA, Series 2009-127, Class FA, VRN, 0.66%, (1-month LIBOR plus 0.55%), 9/20/38	1,586,635	1,600,637
GNMA, Series 2009-76, Class FB, VRN, 0.71%, (1-month LIBOR plus 0.60%), 6/16/39	562,143	563,916
GNMA, Series 2009-92, Class FJ, VRN, 0.79%, (1-month LIBOR plus 0.68%), 10/16/39	674,164	683,843
GNMA, Series 2010-101, Class FH, VRN, 0.46%, (1-month LIBOR plus 0.35%), 8/16/40	3,360,324	3,376,181
GNMA, Series 2010-121, Class TF, VRN, 0.56%, (1-month LIBOR plus 0.45%), 9/20/40	2,159,233	2,177,731
GNMA, Series 2010-14, Class QF, VRN, 0.56%, (1-month LIBOR plus 0.45%), 2/16/40	5,113,785	5,152,484
GNMA, Series 2010-25, Class FB, VRN, 0.66%, (1-month LIBOR plus 0.55%), 2/16/40	3,917,364	3,956,878
GNMA, Series 2012-38, Class FA, VRN, 0.51%, (1-month LIBOR plus 0.40%), 3/20/42	2,842,027	2,861,422
GNMA, Series 2012-97, Class CF, VRN, 0.56%, (1-month LIBOR plus 0.45%), 8/16/42	2,397,870	2,417,081
GNMA, Series 2013-133, Class F, VRN, 0.46%, (1-month LIBOR plus 0.35%), 2/16/37	5,757,938	5,788,617
GNMA, Series 2013-37, Class F, VRN, 0.38%, (1-month LIBOR plus 0.27%), 3/20/43	5,981,825	6,000,343
GNMA, Series 2015-111, Class FK, VRN, 0.32%, (1-month LIBOR plus 0.20%), 8/20/45	3,634,423	3,635,739
GNMA, Series 2015-80, Class YF, VRN, 0.54%, (1-month LIBOR plus 0.43%), 10/16/40	5,848,434	5,876,013
GNMA, Series 2016-68, Class MF, VRN, 0.42%, (1-month LIBOR plus 0.31%), 5/20/46	1,663,728	1,668,911
GNMA, Series 2019-110, Class F, VRN, 0.56%, (1-month LIBOR plus 0.45%), 9/20/49	13,907,197	14,069,292
TOTAL U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $80,187,836)		80,579,999

11

	Principal Amount/Shares	Value
TEMPORARY CASH INVESTMENTS — 14.7%
Federal Farm Credit Discount Notes, 0.02%, 4/1/21(2)	$26,000,000	$26,000,000
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.875% - 2.50%, 11/30/21 - 2/15/46, valued at $20,828,803), in a joint trading account at 0.01%, dated 3/31/21, due 4/1/21 (Delivery value $20,419,692)		20,419,689
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.25% - 1.625%, 5/15/26 - 3/31/28, valued at $69,452,966), at 0.00%, dated 3/31/21, due 4/1/21 (Delivery value $68,091,000)		68,091,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	28,396,893	28,396,893
TOTAL TEMPORARY CASH INVESTMENTS (Cost $142,907,582)		142,907,582
TOTAL INVESTMENT SECURITIES — 126.0% (Cost $1,201,629,552)		1,222,878,190
OTHER ASSETS AND LIABILITIES(3) — (26.0)%		(252,652,619)
TOTAL NET ASSETS — 100.0%		$970,225,571

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 10-Year Notes	372	June 2021	$48,708,750	$1,266,288
U.S. Treasury 10-Year Ultra Notes	145	June 2021	20,834,688	126,814
			$69,543,438	$1,393,102

^Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
GNMA	-	Government National Mortgage Association
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
LIBOR	-	London Interbank Offered Rate
SEQ	-	Sequential Payer
TBA	-	To-Be-Announced. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments and/or futures contracts. At the period end, the aggregate value of securities pledged was $1,498,962.
(2)The rate indicated is the yield to maturity at purchase.
(3)Amount relates primarily to payable for investments purchased, but not settled, at period end.

See Notes to Financial Statements.
12

Statement of Assets and Liabilities

MARCH 31, 2021
Assets
Investment securities, at value (cost of $1,201,629,552)	$1,222,878,190
Cash	46,738
Receivable for capital shares sold	253,102
Receivable for variation margin on futures contracts	142,844
Interest receivable	2,339,878
1,225,660,752

Liabilities
Payable for investments purchased	254,108,594
Payable for capital shares redeemed	827,543
Accrued management fees	420,494
Distribution and service fees payable	11,230
Dividends payable	67,320
255,435,181

Net Assets	$970,225,571

Net Assets Consist of:
Capital paid in	$1,008,390,436
Distributable earnings	(38,164,865)
$970,225,571

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$607,506,524	57,373,253	$10.59
I Class	$266,543,105	25,168,272	$10.59
A Class	$18,261,990	1,724,598	$10.59*
C Class	$1,140,844	107,739	$10.59
R Class	$14,349,900	1,355,963	$10.58
R5 Class	$62,423,208	5,895,991	$10.59
*Maximum offering price $11.09 (net asset value divided by 0.955).

See Notes to Financial Statements.
13

Statement of Operations

YEAR ENDED MARCH 31, 2021
Investment Income (Loss)
Income:
Interest	$13,221,753

Expenses:
Management fees	5,272,863
Distribution and service fees:
A Class	45,821
C Class	28,218
R Class	72,138
Trustees' fees and expenses	73,909
Other expenses	874
5,493,823

Net investment income (loss)	7,727,930

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	6,675,328
Futures contract transactions	2,604,512
9,279,840

Change in net unrealized appreciation (depreciation) on:
Investments	(13,603,092)
Futures contracts	1,393,102
(12,209,990)

Net realized and unrealized gain (loss)	(2,930,150)

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,797,780

See Notes to Financial Statements.
14

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2021 AND MARCH 31, 2020
Increase (Decrease) in Net Assets	March 31, 2021	March 31, 2020
Operations
Net investment income (loss)	$7,727,930	$18,650,007
Net realized gain (loss)	9,279,840	6,286,564
Change in net unrealized appreciation (depreciation)	(12,209,990)	36,111,653
Net increase (decrease) in net assets resulting from operations	4,797,780	61,048,224

Distributions to Shareholders
From earnings:
Investor Class	(16,889,470)	(19,845,712)
I Class	(1,084,348)	(1,637,120)
A Class	(319,242)	(509,068)
C Class	(28,498)	(63,160)
R Class	(214,724)	(216,025)
R5 Class	(1,822,220)	(2,439,708)
Decrease in net assets from distributions	(20,358,502)	(24,710,793)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(90,759,350)	219,486,941

Net increase (decrease) in net assets	(106,320,072)	255,824,372

Net Assets
Beginning of period	1,076,545,643	820,721,271
End of period	$970,225,571	$1,076,545,643

See Notes to Financial Statements.
15

Notes to Financial Statements

MARCH 31, 2021

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Ginnie Mae Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek high current income while maintaining liquidity and safety of principal by investing primarily in Government National Mortgage Association certificates.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R5 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

16

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

17

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2021 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.2425% to 0.3600%	0.2500% to 0.3100%	0.54%
I Class		0.1500% to 0.2100%	0.44%
A Class		0.2500% to 0.3100%	0.54%
C Class		0.2500% to 0.3100%	0.54%
R Class		0.2500% to 0.3100%	0.54%
R5 Class		0.0500% to 0.1100%	0.34%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2021 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2021 were $3,520,591,988 and $3,563,435,328, respectively, all of which are U.S. Treasury and Government Agency obligations.

18

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2021		Year ended March 31, 2020
	Shares	Amount	Shares	Amount
Investor Class
Sold	14,601,106	$156,542,060	34,844,475	$368,316,981
Issued in reinvestment of distributions	1,482,313	15,889,667	1,753,974	18,510,408
Redeemed	(41,312,489)	(440,089,319)	(17,640,881)	(185,493,228)
	(25,229,070)	(267,657,592)	18,957,568	201,334,161
I Class
Sold	23,032,783	244,184,880	3,276,519	34,087,195
Issued in reinvestment of distributions	101,173	1,082,379	154,552	1,631,367
Redeemed	(3,788,804)	(40,799,872)	(1,359,742)	(14,319,593)
	19,345,152	204,467,387	2,071,329	21,398,969
A Class
Sold	1,032,115	11,065,252	902,797	9,475,726
Issued in reinvestment of distributions	28,639	306,952	42,428	447,143
Redeemed	(902,332)	(9,671,439)	(2,101,749)	(22,089,170)
	158,422	1,700,765	(1,156,524)	(12,166,301)
C Class
Sold	27,885	298,132	21,137	223,050
Issued in reinvestment of distributions	2,437	26,139	4,936	51,987
Redeemed	(250,389)	(2,670,820)	(149,236)	(1,564,824)
	(220,067)	(2,346,549)	(123,163)	(1,289,787)
R Class
Sold	781,167	8,378,933	639,444	6,730,358
Issued in reinvestment of distributions	20,007	214,281	20,153	212,496
Redeemed	(604,726)	(6,475,413)	(405,142)	(4,254,011)
	196,448	2,117,801	254,455	2,688,843
R5 Class
Sold	1,966,764	21,091,344	2,543,545	26,795,475
Issued in reinvestment of distributions	169,753	1,820,139	231,275	2,439,185
Redeemed	(4,859,809)	(51,952,645)	(2,058,990)	(21,713,604)
	(2,723,292)	(29,041,162)	715,830	7,521,056
Net increase (decrease)	(8,472,407)	$(90,759,350)	20,719,495	$219,486,941

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

19

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Government Agency Mortgage-Backed Securities	—	$999,390,609	—
U.S. Government Agency Collateralized Mortgage Obligations	—	80,579,999	—
Temporary Cash Investments	$28,396,893	114,510,689	—
	$28,396,893	$1,194,481,297	—
Other Financial Instruments
Futures Contracts	$1,393,102	—	—

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $63,761,966 futures contracts sold.

The value of interest rate risk derivative instruments as of March 31, 2021, is disclosed on the Statement of Assets and Liabilities as an asset of $142,844 in receivable for variation margin on futures contracts.* For the year ended March 31, 2021, the effect of interest rate risk derivative instruments on the Statement of Operations was $2,604,512 in net realized gain (loss) on futures contract transactions and $1,393,102 in change in net unrealized appreciation (depreciation) on futures contracts.

*Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. However, LIBOR is expected to be phased out and the transition process may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments.

20

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2021 and March 31, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$20,358,502	$24,710,793
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,201,637,051
Gross tax appreciation of investments	$25,076,100
Gross tax depreciation of investments	(3,834,961)
Net tax appreciation (depreciation) of investments	$21,241,139
Undistributed ordinary income	$8,022
Accumulated short-term capital losses	$(1,226,160)
Accumulated long-term capital losses	$(58,187,866)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021	$10.75	0.08	(0.03)	0.05	(0.21)	$10.59	0.49%	0.55%	0.75%	308%	$607,507
2020	$10.34	0.21	0.48	0.69	(0.28)	$10.75	6.73%	0.55%	1.97%	270%	$888,369
2019	$10.24	0.22	0.16	0.38	(0.28)	$10.34	3.78%	0.55%	2.18%	297%	$658,034
2018	$10.51	0.17	(0.19)	(0.02)	(0.25)	$10.24	(0.24)%	0.55%	1.64%	300%	$782,698
2017	$10.80	0.15	(0.19)	(0.04)	(0.25)	$10.51	(0.35)%	0.55%	1.40%	257%	$927,150
I Class
2021	$10.76	0.09	(0.04)	0.05	(0.22)	$10.59	0.50%	0.45%	0.85%	308%	$266,543
2020	$10.34	0.22	0.49	0.71	(0.29)	$10.76	6.83%	0.45%	2.07%	270%	$62,648
2019	$10.25	0.23	0.15	0.38	(0.29)	$10.34	3.88%	0.45%	2.28%	297%	$38,809
2018(3)	$10.52	0.19	(0.21)	(0.02)	(0.25)	$10.25	(0.21)%	0.45%(4)	1.88%(4)	300%(5)	$25,599
A Class
2021	$10.76	0.05	(0.03)	0.02	(0.19)	$10.59	0.15%	0.80%	0.50%	308%	$18,262
2020	$10.34	0.19	0.48	0.67	(0.25)	$10.76	6.56%	0.80%	1.72%	270%	$16,844
2019	$10.24	0.20	0.15	0.35	(0.25)	$10.34	3.52%	0.80%	1.93%	297%	$28,153
2018	$10.51	0.14	(0.19)	(0.05)	(0.22)	$10.24	(0.49)%	0.80%	1.39%	300%	$30,654
2017	$10.80	0.12	(0.18)	(0.06)	(0.23)	$10.51	(0.60)%	0.80%	1.15%	257%	$50,667

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2021	$10.76	(0.02)	(0.04)	(0.06)	(0.11)	$10.59	(0.60)%	1.55%	(0.25)%	308%	$1,141
2020	$10.34	0.11	0.48	0.59	(0.17)	$10.76	5.76%	1.55%	0.97%	270%	$3,526
2019	$10.24	0.12	0.16	0.28	(0.18)	$10.34	2.75%	1.55%	1.18%	297%	$4,663
2018	$10.51	0.07	(0.20)	(0.13)	(0.14)	$10.24	(1.24)%	1.55%	0.64%	300%	$7,439
2017	$10.80	0.04	(0.18)	(0.14)	(0.15)	$10.51	(1.34)%	1.55%	0.40%	257%	$7,445
R Class
2021	$10.75	0.03	(0.04)	(0.01)	(0.16)	$10.58	(0.11)%	1.05%	0.25%	308%	$14,350
2020	$10.33	0.16	0.48	0.64	(0.22)	$10.75	6.19%	1.05%	1.47%	270%	$12,465
2019	$10.24	0.17	0.15	0.32	(0.23)	$10.33	3.26%	1.05%	1.68%	297%	$9,353
2018	$10.51	0.12	(0.20)	(0.08)	(0.19)	$10.24	(0.74)%	1.05%	1.14%	300%	$8,619
2017	$10.80	0.10	(0.19)	(0.09)	(0.20)	$10.51	(0.84)%	1.05%	0.90%	257%	$7,434
R5 Class
2021	$10.75	0.10	(0.03)	0.07	(0.23)	$10.59	0.69%	0.35%	0.95%	308%	$62,423
2020	$10.34	0.23	0.48	0.71	(0.30)	$10.75	6.94%	0.35%	2.17%	270%	$92,693
2019	$10.24	0.24	0.16	0.40	(0.30)	$10.34	3.98%	0.35%	2.38%	297%	$81,710
2018	$10.51	0.19	(0.19)	—	(0.27)	$10.24	(0.04)%	0.35%	1.84%	300%	$95,331
2017	$10.80	0.17	(0.18)	(0.01)	(0.28)	$10.51	(0.15)%	0.35%	1.60%	257%	$87,916

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through March 31, 2018.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Government Income Trust and Shareholders of Ginnie Mae Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Ginnie Mae Fund (one of the funds constituting American Century Government Income Trust, referred to hereafter as the “Fund”) as of March 31, 2021, the related statement of operations for the year ended March 31, 2021, the statement of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 18, 2021

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	38	CYS Investments, Inc. (2012-2017); Kirby Corporation; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	38	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	38	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus (since 2018), Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	66	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	38	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	38	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	38	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	38	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	138	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2019 through December 31, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Government Income Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92275 2105

Annual Report

March 31, 2021

Government Bond Fund
Investor Class (CPTNX)
I Class (ABHTX)
A Class (ABTAX)
C Class (ABTCX)
R Class (ABTRX)
R5 Class (ABTIX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Soared, Bonds Moderated Amid Growing Economic Optimism

March 31 marked the end of a remarkable 12-month period, as the COVID-19 pandemic wreaked havoc on global economies, governments and society. In response, states issued unprecedented lockdown orders. Unemployment surged, corporate earnings plunged and second-quarter-2020 gross domestic product sank a record 31.4% (annualized). This triggered soaring demand for safe-haven assets.

Swift and significant action from the Federal Reserve and the federal government helped reignite investor confidence and bolster the economic backdrop. Riskier assets quickly rebounded from their early 2020 lows. The economy expanded a record 33.4% in the third quarter and continued to grow amid the gradual lifting of lockdowns and the emergency approval of vaccines.

Late in the reporting period, improving vaccine distributions, additional federal coronavirus aid and ongoing reopenings bolstered the economic and earnings outlooks. This improving backdrop combined with massive monetary and fiscal support helped fuel a 12-month gain of 56% for the S&P 500 Index. These same economic dynamics lifted longer-term inflation expectations and U.S. Treasury yields, pressuring investment-grade bond returns. After rallying through most of 2020, the Bloomberg Barclays U.S. Aggregate Bond Index gained less than 1% for the 12-month period.

A Return to Normalcy in Sight

The return to pre-pandemic life appears to be on the horizon, thanks largely to expanding vaccine availability. In addition, medical professionals continue to improve treatment protocols for those afflicted with the virus. Until the U.S. is fully reopened, investors still may face the effects of regional virus-related restrictions, economic and political uncertainty and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	CPTNX	-1.39%	2.25%	2.55%	—	5/16/80
Bloomberg Barclays U.S. Government/MBS Index	—	-2.57%	2.35%	2.83%	—	—
I Class	ABHTX	-1.21%	—	—	3.17%	4/10/17
A Class	ABTAX					10/9/97
No sales charge		-1.55%	2.02%	2.29%	—
With sales charge		-5.98%	1.09%	1.82%	—
C Class	ABTCX	-2.29%	1.26%	1.53%	—	3/1/10
R Class	ABTRX	-1.80%	1.76%	2.04%	—	3/1/10
R5 Class	ABTIX	-1.11%	2.48%	2.75%	—	3/1/10
Average annual returns since inception are presented when ten years of performance history is not available.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2021
Investor Class — $12,861

Bloomberg Barclays U.S. Government/MBS Index — $13,226

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class
0.47%	0.37%	0.72%	1.47%	0.97%	0.27%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Brian Howell, Dan Shiffman and Jim Platz

Performance Summary

Government Bond returned -1.39%* for the 12 months ended March 31, 2021. The Bloomberg Barclays U.S. Government/MBS Index returned -2.57%. Fund returns reflect operating expenses, while index returns do not.

The reporting period began with the world scrambling to assess the impact of COVID-19. For bond investors, low rates and aggressive monetary actions by the Federal Reserve (Fed) translated into solid gains. A record 31.4% decline (annualized) in the U.S. second-quarter gross domestic product reflected the scope of the shutdowns and stay-at-home orders. But consumer confidence, consumer spending and manufacturing started rebounding shortly thereafter, thanks to aggressive responses from the Fed and the federal government.

Already committed to holding its key rate near 0% and purchasing $120 billion worth of government and corporate bonds per month, the Fed unveiled its new inflation strategy in the third quarter of 2020. After years of targeting a 2.0% inflation rate, the Fed shifted to an average 2.0% goal. This paved the way for higher inflation as policymakers recommitted to keeping short-term rates steady through at least 2023. The U.S. economy roared back in the third quarter with a record 33.4% expansion (annualized), and growth continued at a robust clip through the balance of the period. Bolstered by $2.8 trillion in fiscal relief funds approved between late December and mid-March, economic outlooks further brightened. Bond yields surged through the final months of the period, resulting in weak 12-month returns for the broad U.S. investment-grade bond market. After starting the reporting period at 0.68%, the 10-year Treasury yield closed March 2021 at 1.75%, including an 83-basis-point jump in the first quarter of 2021. More closely tied to the Fed’s key rate, the two-year Treasury yield dropped six basis points to 0.16% during the 12-month period.

The swift and substantial rise in longer-maturity rates in the first quarter of 2021 contributed to the worst quarterly return for U.S. Treasuries since 1980. As the yield curve steepened, bond losses were most acute at the long end. Growing inflation expectations boosted inflation-linked bonds, while spread (non-Treasury) sectors generally outperformed Treasuries. Against this backdrop, positions in inflation-linked securities and a shorter-than-index duration accounted for much of Government Bond’s outperformance.

TIPS Investments, Duration Positioning Added Value

An out-of-index allocation to Treasury inflation-protected securities (TIPS) lifted relative performance. Inflation expectations rose steadily due primarily to accommodative Fed policy, soaring federal spending and improving economic growth. In addition, with longer-maturity Treasury yields rising sharply late in the period, the portfolio’s shorter-than-index duration proved beneficial.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.
5

Securitized Exposure Benefited from Fed Support, Strong Housing Activity

As part of its quantitative easing (QE) program, the Fed regularly purchased agency mortgage issues, which supported our overweight allocation versus the index to securitized bonds. Specifically, our exposure to agency mortgage-based securities and our out-of-index positions in agency collateralized mortgage obligations and agency commercial mortgage-backed securities supplied a lift. A robust housing market, driven by dwindling supply, soaring demand and historically low mortgage rates, further bolstered mortgage-related assets. In addition, an underweight position in government bonds supplied a relative lift.

Portfolio Positioning

Amid expanding COVID-19 vaccine availability and declining infection rates, we believe industry reopenings and the ongoing recovery, coupled with record fiscal spending, should promote a strong fundamental backdrop for the U.S. economy going forward. We expect the Fed to remain accommodative, keeping interest rates ultralow in pursuit of labor market gains—even if those gains come at the expense of higher inflation. We also see no immediate changes to the Fed’s QE program.

Improving economic growth and mounting inflationary pressures should continue to push longer-maturity Treasury yields modestly higher. Shorter-maturity yields remain fairly anchored, given the Fed’s interest rate policy. Accordingly, we expect yield curve steepening to continue.

We expect the annual inflation rate to spike in the near term, due to base effects. Longer term, we believe the Fed’s average inflation targeting, record federal spending and deficits, a weaker U.S. dollar, supply chain constraints and onshoring trends among U.S. businesses are key inflation drivers. In our view, this backdrop highlights continued value in inflation-linked securities.

Despite the year-to-date increase in interest rates, mortgage rates remain historically attractive. While we expect mortgage rates to move modestly higher, we don’t believe they will rise to a level that will hinder demand. Limited housing supply in the face of strong demand should continue to bode well for the U.S. housing market and select areas of the securitized sector.

As always, we favor a bottom-up approach to portfolio management, emphasizing careful security selection.

6

Fund Characteristics

MARCH 31, 2021
Portfolio at a Glance
Average Duration (effective)	5.1 years
Weighted Average Life to Maturity	7.0 years

Types of Investments in Portfolio	% of net assets
U.S. Government Agency Mortgage-Backed Securities	36.1%
U.S. Treasury Securities and Equivalents	36.0%
Collateralized Mortgage Obligations	19.0%
U.S. Government Agency Securities	15.7%
Municipal Securities	1.6%
Temporary Cash Investments	4.2%
Other Assets and Liabilities	(12.6)%*
*Amount relates primarily to payable for investments purchased, but not settled, at period end.
7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2020 to March 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

	Beginning Account Value 10/1/20	Ending Account Value 3/31/21	Expenses Paid During Period(1) 10/1/20 - 3/31/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$976.90	$2.27	0.46%
I Class	$1,000	$978.20	$1.78	0.36%
A Class	$1,000	$975.70	$3.50	0.71%
C Class	$1,000	$972.90	$7.18	1.46%
R Class	$1,000	$975.30	$4.73	0.96%
R5 Class	$1,000	$977.90	$1.28	0.26%
Hypothetical
Investor Class	$1,000	$1,022.64	$2.32	0.46%
I Class	$1,000	$1,023.14	$1.82	0.36%
A Class	$1,000	$1,021.39	$3.58	0.71%
C Class	$1,000	$1,017.65	$7.34	1.46%
R Class	$1,000	$1,020.15	$4.84	0.96%
R5 Class	$1,000	$1,023.64	$1.31	0.26%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

MARCH 31, 2021

	Principal Amount	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 36.1%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 2.2%
FHLMC, VRN, 2.57%, (1-year H15T1Y plus 2.25%), 9/1/35	$325,188	$347,478
FHLMC, VRN, 2.82%, (12-month LIBOR plus 1.87%), 7/1/36	252,418	267,577
FHLMC, VRN, 2.35%, (1-year H15T1Y plus 2.14%), 10/1/36	532,944	570,882
FHLMC, VRN, 2.74%, (1-year H15T1Y plus 2.26%), 4/1/37	253,686	270,708
FHLMC, VRN, 3.36%, (12-month LIBOR plus 1.78%), 5/1/40	98,525	99,831
FHLMC, VRN, 2.63%, (12-month LIBOR plus 1.88%), 7/1/40	269,113	285,556
FHLMC, VRN, 2.32%, (12-month LIBOR plus 1.76%), 9/1/40	65,998	68,868
FHLMC, VRN, 3.66%, (12-month LIBOR plus 1.88%), 5/1/41	135,119	141,149
FHLMC, VRN, 2.38%, (12-month LIBOR plus 1.88%), 10/1/41	324,625	326,896
FHLMC, VRN, 2.04%, (12-month LIBOR plus 1.65%), 12/1/42	343,635	360,280
FHLMC, VRN, 2.16%, (12-month LIBOR plus 1.62%), 11/1/43	1,766,117	1,841,935
FHLMC, VRN, 2.87%, (12-month LIBOR plus 1.63%), 1/1/44	1,013,761	1,057,702
FHLMC, VRN, 3.23%, (12-month LIBOR plus 1.62%), 6/1/44	335,064	350,752
FHLMC, VRN, 2.40%, (12-month LIBOR plus 1.60%), 10/1/44	191,231	199,562
FHLMC, VRN, 2.59%, (12-month LIBOR plus 1.60%), 6/1/45	774,277	810,988
FHLMC, VRN, 2.25%, (12-month LIBOR plus 1.62%), 9/1/45	1,346,793	1,406,039
FNMA, VRN, 1.82%, (6-month LIBOR plus 1.57%), 6/1/35	347,894	362,887
FNMA, VRN, 1.82%, (6-month LIBOR plus 1.57%), 6/1/35	234,767	244,922
FNMA, VRN, 1.82%, (6-month LIBOR plus 1.57%), 6/1/35	398,600	415,778
FNMA, VRN, 1.82%, (6-month LIBOR plus 1.57%), 6/1/35	338,655	353,250
FNMA, VRN, 1.79%, (6-month LIBOR plus 1.54%), 9/1/35	446,802	465,879
FNMA, VRN, 2.31%, (12-month LIBOR plus 1.93%), 1/1/38	41,366	41,722
FNMA, VRN, 2.125%, (12-month LIBOR plus 1.75%), 11/1/39	386,955	399,063
FNMA, VRN, 2.07%, (12-month LIBOR plus 1.69%), 1/1/40	91,002	94,678
FNMA, VRN, 2.24%, (12-month LIBOR plus 1.86%), 1/1/40	458,515	485,811
FNMA, VRN, 2.50%, (12-month LIBOR plus 1.75%), 7/1/41	61,037	60,984
FNMA, VRN, 2.08%, (12-month LIBOR plus 1.59%), 3/1/43	163,690	168,512
FNMA, VRN, 2.73%, (12-month LIBOR plus 1.60%), 3/1/45	958,650	998,438
FNMA, VRN, 2.34%, (12-month LIBOR plus 1.59%), 8/1/45	242,029	252,213
FNMA, VRN, 2.60%, (12-month LIBOR plus 1.60%), 4/1/46	928,002	963,712
FNMA, VRN, 2.86%, (12-month LIBOR plus 1.61%), 4/1/46	947,104	987,634
FNMA, VRN, 2.77%, (12-month LIBOR plus 1.61%), 5/1/46	1,116,311	1,162,249
FNMA, VRN, 3.18%, (12-month LIBOR plus 1.61%), 3/1/47	549,770	573,821
FNMA, VRN, 3.10%, (12-month LIBOR plus 1.61%), 4/1/47	814,738	850,837
FNMA, VRN, 3.02%, (12-month LIBOR plus 1.60%), 9/1/47	563,502	594,251
GNMA, VRN, 2.125%, (1-year H15T1Y plus 1.50%), 11/20/32	71,012	71,800
GNMA, VRN, 2.125%, (1-year H15T1Y plus 1.50%), 10/20/33	87,963	88,896
GNMA, VRN, 2.625%, (1-year H15T1Y plus 2.00%), 10/20/34	269,026	271,400
GNMA, VRN, 2.125%, (1-year H15T1Y plus 1.50%), 12/20/34	99,064	100,107
GNMA, VRN, 3.00%, (1-year H15T1Y plus 1.50%), 3/20/35	224,519	227,222
GNMA, VRN, 2.25%, (1-year H15T1Y plus 1.50%), 7/20/35	329,443	344,749
GNMA, VRN, 3.00%, (1-year H15T1Y plus 1.50%), 3/20/36	571,600	600,666
GNMA, VRN, 2.125%, (1-year H15T1Y plus 1.50%), 11/20/36	180,221	182,213
		19,769,897
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 33.9%
FHLMC, 5.00%, 5/1/23	260,335	274,060
10

	Principal Amount	Value
FHLMC, 5.50%, 10/1/34	$191,082	$223,862
FHLMC, 5.50%, 4/1/38	1,193,957	1,404,738
FHLMC, 4.00%, 12/1/40	827,846	917,437
FHLMC, 3.00%, 2/1/43	4,761,112	5,065,886
FNMA, 6.50%, 3/1/32	40,719	47,605
FNMA, 7.00%, 6/1/32	53,980	63,627
FNMA, 6.50%, 8/1/32	45,988	52,441
FNMA, 5.50%, 7/1/33	302,142	351,518
FNMA, 5.00%, 11/1/33	1,789,863	2,071,211
FNMA, 6.00%, 12/1/33	936,856	1,110,200
FNMA, 3.50%, 3/1/34	804,626	862,027
FNMA, 5.50%, 8/1/34	1,218,218	1,425,590
FNMA, 5.50%, 9/1/34	69,788	77,869
FNMA, 5.50%, 10/1/34	877,060	1,026,749
FNMA, 5.00%, 8/1/35	223,036	259,517
FNMA, 5.50%, 1/1/36	1,327,090	1,554,043
FNMA, 5.00%, 2/1/36	125,676	146,315
FNMA, 5.50%, 4/1/36	315,934	369,971
FNMA, 5.00%, 5/1/36	504,794	587,383
FNMA, 5.50%, 12/1/36	176,006	206,101
FNMA, 5.50%, 2/1/37	717,246	841,117
FNMA, 6.50%, 8/1/37	48,855	56,091
FNMA, 6.00%, 9/1/37	250,814	298,181
FNMA, 6.00%, 11/1/37	1,315,805	1,568,224
FNMA, 4.50%, 2/1/39	540,338	609,565
FNMA, 4.50%, 4/1/39	396,349	447,143
FNMA, 4.50%, 5/1/39	1,027,387	1,159,056
FNMA, 6.50%, 5/1/39	894,522	1,046,215
FNMA, 4.50%, 10/1/39	1,812,219	2,044,526
FNMA, 4.50%, 3/1/40	2,594,263	2,926,829
FNMA, 4.00%, 10/1/40	1,897,968	2,105,198
FNMA, 4.50%, 11/1/40	1,720,447	1,940,964
FNMA, 4.50%, 6/1/41	1,920,454	2,166,261
FNMA, 4.00%, 8/1/41	1,548,928	1,715,326
FNMA, 4.50%, 9/1/41	805,860	897,989
FNMA, 3.50%, 10/1/41	1,454,088	1,572,220
FNMA, 4.00%, 12/1/41	3,643,788	4,016,624
FNMA, 3.50%, 5/1/42	1,430,258	1,555,021
FNMA, 3.50%, 6/1/42	1,250,903	1,360,432
FNMA, 3.50%, 9/1/42	909,247	985,831
FNMA, 3.50%, 12/1/42	2,544,785	2,767,650
FNMA, 3.50%, 11/1/45	1,164,669	1,246,084
FNMA, 3.50%, 11/1/45	1,182,927	1,265,606
FNMA, 4.00%, 11/1/45	1,437,956	1,567,701
FNMA, 4.00%, 2/1/46	2,801,869	3,056,619
FNMA, 3.50%, 3/1/46	1,828,208	1,956,792
FNMA, 4.00%, 4/1/46	4,663,953	5,072,623
FNMA, 3.50%, 5/1/46	1,752,991	1,874,063
FNMA, 3.00%, 11/1/46	13,979,122	14,773,096
FNMA, 3.50%, 2/1/47	4,302,998	4,602,576
FNMA, 6.50%, 8/1/47	17,841	19,374
FNMA, 6.50%, 9/1/47	35,992	38,944
11

	Principal Amount	Value
FNMA, 6.50%, 9/1/47	$1,735	$1,881
FNMA, 6.50%, 9/1/47	19,000	20,553
FNMA, 3.50%, 3/1/48	3,769,975	3,999,416
FNMA, 3.00%, 4/1/48	9,227,854	9,748,333
FNMA, 6.00%, 4/1/48	306,306	334,196
FNMA, 4.00%, 8/1/48	3,556,346	3,820,376
FNMA, 3.50%, 5/1/49	5,985,936	6,321,994
FNMA, 3.50%, 7/1/49	1,499,899	1,584,222
FNMA, 3.00%, 12/1/49	8,741,117	9,126,487
FNMA, 3.00%, 3/1/50	3,154,660	3,294,002
FNMA, 3.00%, 6/1/50	1,892,933	1,974,453
FNMA, 3.00%, 6/1/50	1,962,170	2,049,341
FNMA, 3.00%, 6/1/50	17,514,324	18,252,103
FNMA, 3.00%, 6/1/50	18,693,150	19,599,767
FNMA, 3.00%, 8/1/50	6,403,402	6,676,920
GNMA, 2.00%, TBA	30,000,000	30,292,969
GNMA, 2.50%, TBA	27,700,000	28,582,938
GNMA, 5.50%, 12/20/38	701,524	822,344
GNMA, 6.00%, 1/20/39	202,609	238,588
GNMA, 5.00%, 3/20/39	1,049,337	1,205,214
GNMA, 5.50%, 3/20/39	408,370	478,992
GNMA, 5.50%, 4/20/39	688,948	807,606
GNMA, 4.50%, 1/15/40	508,308	574,188
GNMA, 4.00%, 11/20/40	2,553,384	2,829,281
GNMA, 4.00%, 12/15/40	610,294	672,824
GNMA, 4.50%, 7/20/41	2,331,483	2,615,903
GNMA, 3.50%, 6/20/42	3,402,799	3,692,100
GNMA, 3.50%, 7/20/42	2,609,634	2,836,430
GNMA, 4.50%, 8/20/42	2,083,161	2,337,288
GNMA, 4.00%, 9/20/45	2,870,708	3,153,490
GNMA, 3.50%, 4/20/46	1,466,566	1,569,778
GNMA, 2.50%, 6/20/46	4,778,766	4,974,273
GNMA, 2.50%, 7/20/46	6,188,464	6,441,748
GNMA, 3.00%, 4/20/50	3,847,511	4,024,089
UMBS, 2.50%, TBA	6,750,000	6,927,188
UMBS, 3.50%, TBA	20,000,000	21,128,906
		298,662,272
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $310,779,229)		318,432,169
U.S. TREASURY SECURITIES AND EQUIVALENTS — 36.0%
Iraq Government AID Bond, 2.15%, 1/18/22	2,600,000	2,645,811
U.S. Treasury Bonds, 8.125%, 8/15/21	10,747,000	11,073,188
U.S. Treasury Bonds, 7.125%, 2/15/23	7,000,000	7,916,973
U.S. Treasury Bonds, 3.50%, 2/15/39	2,000,000	2,398,828
U.S. Treasury Bonds, 1.125%, 5/15/40(1)	1,200,000	979,547
U.S. Treasury Bonds, 1.375%, 11/15/40	1,500,000	1,276,406
U.S. Treasury Bonds, 1.875%, 2/15/41	4,000,000	3,725,625
U.S. Treasury Bonds, 3.125%, 11/15/41	1,800,000	2,051,297
U.S. Treasury Bonds, 3.125%, 2/15/42	3,500,000	3,990,820
U.S. Treasury Bonds, 3.00%, 5/15/42	8,500,000	9,496,426
U.S. Treasury Bonds, 2.75%, 11/15/42	3,100,000	3,323,539
U.S. Treasury Bonds, 2.875%, 5/15/43	3,500,000	3,830,313
12

	Principal Amount	Value
U.S. Treasury Bonds, 3.625%, 2/15/44	$700,000	$860,863
U.S. Treasury Bonds, 3.125%, 8/15/44	5,000,000	5,691,992
U.S. Treasury Bonds, 3.00%, 11/15/44	4,500,000	5,018,731
U.S. Treasury Bonds, 2.50%, 2/15/45	3,700,000	3,778,770
U.S. Treasury Bonds, 3.00%, 5/15/45	200,000	223,027
U.S. Treasury Bonds, 3.00%, 11/15/45	800,000	893,344
U.S. Treasury Bonds, 2.50%, 2/15/46	4,000,000	4,078,594
U.S. Treasury Bonds, 2.25%, 8/15/46	6,500,000	6,310,840
U.S. Treasury Bonds, 2.75%, 8/15/47	1,500,000	1,603,799
U.S. Treasury Bonds, 3.375%, 11/15/48(1)	8,700,000	10,452,404
U.S. Treasury Bonds, 2.25%, 8/15/49	5,000,000	4,836,816
U.S. Treasury Bonds, 2.375%, 11/15/49	6,000,000	5,963,320
U.S. Treasury Bonds, 2.00%, 2/15/50	6,500,000	5,946,611
U.S. Treasury Bonds, 1.625%, 11/15/50	500,000	416,797
U.S. Treasury Bonds, 1.875%, 2/15/51	8,000,000	7,101,250
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/25	17,648,800	19,450,544
U.S. Treasury Inflation Indexed Notes, 0.125%, 10/15/25	21,170,940	23,073,081
U.S. Treasury Inflation Indexed Notes, 0.75%, 7/15/28	4,376,778	4,994,187
U.S. Treasury Inflation Indexed Notes, 0.25%, 7/15/29	6,135,780	6,756,692
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/30	2,033,420	2,202,025
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/30	20,915,125	22,720,798
U.S. Treasury Notes, 0.125%, 2/28/23	15,000,000	14,991,797
U.S. Treasury Notes, 1.50%, 3/31/23(1)	2,000,000	2,053,555
U.S. Treasury Notes, 0.125%, 3/13/23	22,000,000	21,986,250
U.S. Treasury Notes, 0.125%, 12/15/23	5,000,000	4,978,516
U.S. Treasury Notes, 0.25%, 3/15/24	3,000,000	2,992,148
U.S. Treasury Notes, 1.25%, 8/31/24	10,000,000	10,261,914
U.S. Treasury Notes, 1.125%, 2/28/25	10,000,000	10,190,430
U.S. Treasury Notes, 0.75%, 3/31/26	7,000,000	6,939,570
U.S. Treasury Notes, 1.375%, 8/31/26	8,000,000	8,140,313
U.S. Treasury Notes, 1.75%, 12/31/26	4,000,000	4,140,547
U.S. Treasury Notes, 1.50%, 1/31/27	6,000,000	6,119,883
U.S. Treasury Notes, 1.125%, 2/28/27	5,000,000	4,987,207
U.S. Treasury Notes, VRN, 0.17%, (3-month USBMMY plus 0.15%), 1/31/22	15,000,000	15,019,823
U.S. Treasury Notes, VRN, 0.13%, (3-month USBMMY plus 0.11%), 4/30/22	10,000,000	10,011,794
TOTAL U.S. TREASURY SECURITIES AND EQUIVALENTS (Cost $314,839,184)		317,897,005
COLLATERALIZED MORTGAGE OBLIGATIONS — 19.0%
U.S. Government Agency Collateralized Mortgage Obligations — 19.0%
FHLMC, Series 2812, Class MF, VRN, 0.56%, (1-month LIBOR plus 0.45%), 6/15/34	1,614,507	1,630,023
FHLMC, Series 3076, Class BM SEQ, 4.50%, 11/15/25	728,806	773,677
FHLMC, Series 3149, Class LF, VRN, 0.41%, (1-month LIBOR plus 0.30%), 5/15/36	4,161,913	4,123,600
FHLMC, Series 3153, Class FJ, VRN, 0.49%, (1-month LIBOR plus 0.38%), 5/15/36	1,329,039	1,322,878
FHLMC, Series 3397, Class GF, VRN, 0.61%, (1-month LIBOR plus 0.50%), 12/15/37	590,806	595,897
FHLMC, Series 3417, Class FA, VRN, 0.61%, (1-month LIBOR plus 0.50%), 11/15/37	1,078,790	1,094,553
FHLMC, Series 3778, Class L SEQ, 3.50%, 12/15/25	5,790,556	6,102,553
FHLMC, Series K037, Class A1 SEQ, 2.59%, 4/25/23	1,960,557	2,007,339
FHLMC, Series K039, Class A2, SEQ, 3.30%, 7/25/24	12,510,000	13,514,581
13

	Principal Amount	Value
FHLMC, Series K041, Class A2, SEQ, 3.17%, 10/25/24	$15,000,000	$16,224,500
FHLMC, Series K092, Class A2 SEQ, 3.30%, 4/25/29	8,000,000	8,876,195
FHLMC, Series K106, Class A2 SEQ, 2.07%, 1/25/30	10,000,000	10,206,995
FHLMC, Series K123, Class A1 SEQ, 0.93%, 6/25/30	3,991,449	3,859,886
FHLMC, Series K123, Class A2 SEQ, 1.62%, 12/25/30	5,715,000	5,580,437
FHLMC, Series K716, Class A2, SEQ, 3.13%, 6/25/21	4,067,167	4,075,522
FHLMC, Series K722, Class A1 SEQ, 2.18%, 5/25/22	3,239,520	3,284,536
FHLMC, Series K725, Class A2 SEQ, 3.00%, 1/25/24	7,900,000	8,392,494
FHLMC, Series K726, Class A2 SEQ, 2.91%, 4/25/24	6,221,243	6,587,903
FHLMC, Series KF32, Class A, VRN, 0.49%, (1-month LIBOR plus 0.38%), 5/25/24	790,166	791,574
FHLMC, Series KG05, Class A2 SEQ, 2.00%, 1/25/31	5,000,000	5,040,565
FHLMC, Series KIR1, Class A2, SEQ, 2.85%, 3/25/26	9,600,000	10,321,583
FHLMC, Series KIR3, Class A2 SEQ, 3.28%, 8/25/27	5,000,000	5,524,977
FHLMC, Series KSG1, Class A1 SEQ, 0.80%, 5/25/30	8,974,453	8,656,292
FHLMC, Series Q009, Class A, VRN, 0.47%, (1-month LIBOR plus 0.35%), 4/25/24	2,488,355	2,488,732
FNMA, Series 2005-103, Class FP, VRN, 0.41%, (1-month LIBOR plus 0.30%), 10/25/35	1,429,234	1,439,692
FNMA, Series 2008-9, Class FA, VRN, 0.61%, (1-month LIBOR plus 0.50%), 2/25/38	4,725,046	4,807,961
FNMA, Series 2009-89, Class FD, VRN, 0.71%, (1-month LIBOR plus 0.60%), 5/25/36	756,754	768,816
FNMA, Series 2014-M12, Class ASV2, SEQ, VRN, 2.61%, 10/25/21	3,889,971	3,909,984
FNMA, Series 2016-11, Class FB, VRN, 0.67%, (1-month LIBOR plus 0.56%), 3/25/46	1,893,705	1,898,967
FNMA, Series 2016-M13, Class FA, VRN, 0.78%, (1-month LIBOR plus 0.67%), 11/25/23	535,129	538,047
FNMA, Series 2016-M2, Class FA, VRN, 0.96%, (1-month LIBOR plus 0.85%), 1/25/23	1,105,993	1,112,216
FNMA, Series 2017-46, Class JA SEQ, 3.50%, 1/25/43	1,256,218	1,281,463
FNMA, Series 2017-M3, Class A2, SEQ, VRN, 2.48%, 12/25/26	9,000,000	9,493,745
FNMA, Series 2021-M1G, Class A2 SEQ, 1.56%, 11/25/30	8,000,000	7,665,070
GNMA, Series 2007-5, Class FA, VRN, 0.25%, (1-month LIBOR plus 0.14%), 2/20/37	435,722	435,150
GNMA, Series 2008-18, Class FH, VRN, 0.71%, (1-month LIBOR plus 0.60%), 2/20/38	772,296	772,546
GNMA, Series 2010-14, Class QF, VRN, 0.56%, (1-month LIBOR plus 0.45%), 2/16/40	2,214,917	2,231,678
GNMA, Series 2010-163, Class KC SEQ, 4.50%, 6/20/39	37,906	37,940
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $163,163,537)		167,470,567
U.S. GOVERNMENT AGENCY SECURITIES — 15.7%
FHLB, 0.25%, 6/3/22	9,300,000	9,315,447
FHLB, 3.25%, 11/16/28	6,500,000	7,321,104
FHLMC, 0.375%, 5/5/23	8,300,000	8,337,418
FHLMC, 0.25%, 6/26/23	10,000,000	10,012,338
FHLMC, 0.25%, 9/8/23	4,700,000	4,700,233
FHLMC, 0.125%, 10/16/23	3,800,000	3,786,625
FHLMC, 0.25%, 12/4/23	10,000,000	9,987,735
FNMA, 0.25%, 5/22/23	18,000,000	18,026,494
FNMA, 0.25%, 7/10/23	3,500,000	3,503,467
FNMA, 1.625%, 1/7/25	3,000,000	3,117,314
FNMA, 0.50%, 11/7/25	5,000,000	4,926,146
FNMA, 0.75%, 10/8/27	11,000,000	10,598,815
14

	Principal Amount/Shares	Value
FNMA, 0.875%, 8/5/30	$8,000,000	$7,403,515
FNMA, 6.625%, 11/15/30	25,254,000	36,060,000
Tennessee Valley Authority, 0.75%, 5/15/25	1,500,000	1,498,805
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $136,939,572)		138,595,456
MUNICIPAL SECURITIES — 1.6%
Cupertino Union School District GO, 5.00%, 8/1/24, Prerefunded at 100% of Par(2)	1,000,000	1,156,690
Metropolitan Government of Nashville & Davidson County GO, 5.00%, 1/1/23, Prerefunded at 100% of Par(2)	4,000,000	4,338,235
San Diego Community College District GO, 5.00%, 8/1/23, Prerefunded at 100% of Par(2)	5,000,000	5,563,177
Utah Transit Authority Rev., 5.00%, 6/15/25, Prerefunded at 100% of Par(2)	2,465,000	2,930,491
TOTAL MUNICIPAL SECURITIES (Cost $13,786,870)		13,988,593
TEMPORARY CASH INVESTMENTS — 4.2%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.875% - 2.50%, 11/30/21 - 2/15/46, valued at $6,812,769), in a joint trading account at 0.01%, dated 3/31/21, due 4/1/21 (Delivery value $6,678,957)		6,678,955
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 1.875%, 6/30/26 - 3/31/28, valued at $22,717,497), at 0.00%, dated 3/31/21, due 4/1/21 (Delivery value $22,272,000)		22,272,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	8,634,001	8,634,001
TOTAL TEMPORARY CASH INVESTMENTS (Cost $37,584,956)		37,584,956
TOTAL INVESTMENT SECURITIES — 112.6% (Cost $977,093,348)		993,968,746
OTHER ASSETS AND LIABILITIES — (12.6)%(3)		(111,601,564)
TOTAL NET ASSETS — 100.0%		$882,367,182

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury Long Bonds	2	June 2021	$309,188	$(6,386)
U.S. Treasury Ultra Bonds	10	June 2021	1,812,187	(8,304)
			$2,121,375	$(14,690)
^Amount represents value and unrealized appreciation (depreciation).

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 10-Year Notes	265	June 2021	$34,698,437	$23,734
U.S. Treasury 10-Year Ultra Notes	343	June 2021	49,284,813	813,456
			$83,983,250	$837,190
^Amount represents value and unrealized appreciation (depreciation).

15

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	2.33%	2/8/26	$9,000,000	$554	$113,326	$113,880
CPURNSA	Receive	2.30%	2/24/26	$9,000,000	555	114,080	114,635
CPURNSA	Receive	1.87%	11/25/29	$1,500,000	(516)	85,449	84,933
CPURNSA	Receive	2.14%	12/16/30	$2,000,000	522	79,554	80,076
CPURNSA	Receive	2.40%	2/9/31	$6,250,000	567	75,812	76,379
					$1,682	$468,221	$469,903

NOTES TO SCHEDULE OF INVESTMENTS
AID	-	Agency for International Development
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
Equivalent	-	Security whose payments are secured by the U.S. Treasury
FHLB	-	Federal Home Loan Bank
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
LIBOR	-	London Interbank Offered Rate
SEQ	-	Sequential Payer
TBA	-	To-Be-Announced. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.
UMBS	-	Uniform Mortgage-Backed Securities
USBMMY	-	U.S. Treasury Bill Money Market Yield
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $2,590,696.
(2)Escrowed to maturity in U.S. government securities or state and local government securities.
(3)Amount relates primarily to payable for investments purchased, but not settled, at period end.

See Notes to Financial Statements.
16

Statement of Assets and Liabilities

MARCH 31, 2021
Assets
Investment securities, at value (cost of $977,093,348)	$993,968,746
Receivable for investments sold	9,500,173
Receivable for capital shares sold	530,692
Receivable for variation margin on futures contracts	137,888
Receivable for variation margin on swap agreements	19,987
Interest receivable	2,901,079
1,007,058,565

Liabilities
Payable for investments purchased	123,191,249
Payable for capital shares redeemed	1,087,027
Accrued management fees	293,439
Distribution and service fees payable	9,443
Dividends payable	110,225
124,691,383

Net Assets	$882,367,182

Net Assets Consist of:
Capital paid in	$865,584,801
Distributable earnings	16,782,381
$882,367,182

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$490,142,405	43,334,301	$11.31
I Class	$103,700,173	9,179,224	$11.30
A Class	$29,373,562	2,597,192	$11.31*
C Class	$2,305,901	203,947	$11.31
R Class	$2,495,873	220,754	$11.31
R5 Class	$254,349,268	22,491,964	$11.31
*Maximum offering price $11.84 (net asset value divided by 0.955).

See Notes to Financial Statements.
17

Statement of Operations

YEAR ENDED MARCH 31, 2021
Investment Income (Loss)
Income:
Interest	$14,687,308

Expenses:
Management fees	3,785,051
Distribution and service fees
A Class	103,758
C Class	28,452
R Class	16,094
Trustees' fees and expenses	69,127
Other expenses	1,497
4,003,979

Net investment income (loss)	10,683,329

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	7,721,647
Futures contract transactions	4,746,278
Swap agreement transactions	142,616
12,610,541

Change in net unrealized appreciation (depreciation) on:
Investments	(35,693,224)
Futures contracts	526,475
Swap agreements	590,571
(34,576,178)

Net realized and unrealized gain (loss)	(21,965,637)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(11,282,308)

See Notes to Financial Statements.
18

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2021 AND MARCH 31, 2020
Increase (Decrease) in Net Assets	March 31, 2021	March 31, 2020
Operations
Net investment income (loss)	$10,683,329	$15,598,124
Net realized gain (loss)	12,610,541	9,699,773
Change in net unrealized appreciation (depreciation)	(34,576,178)	45,349,445
Net increase (decrease) in net assets resulting from operations	(11,282,308)	70,647,342

Distributions to Shareholders
From earnings:
Investor Class	(9,910,979)	(10,368,290)
I Class	(2,626,569)	(1,004,853)
A Class	(680,372)	(1,150,693)
C Class	(25,188)	(23,094)
R Class	(46,270)	(44,291)
R5 Class	(5,344,785)	(5,212,115)
Decrease in net assets from distributions	(18,634,163)	(17,803,336)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	63,131,296	76,667,370

Net increase (decrease) in net assets	33,214,825	129,511,376

Net Assets
Beginning of period	849,152,357	719,640,981
End of period	$882,367,182	$849,152,357

See Notes to Financial Statements.
19

Notes to Financial Statements

MARCH 31, 2021

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Government Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek high current income.
The fund offers the Investor Class, I Class, A Class, C Class, R Class and R5 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.
2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury, Government Agency and municipal securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.
20

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.
Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.
Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
21

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.
Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2021 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.1625% to 0.2800%	0.2500% to 0.3100%	0.46%
I Class		0.1500% to 0.2100%	0.36%
A Class		0.2500% to 0.3100%	0.46%
C Class		0.2500% to 0.3100%	0.46%
R Class		0.2500% to 0.3100%	0.46%
R5 Class		0.0500% to 0.1100%	0.26%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2021 are detailed in the Statement of Operations.
Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

22

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2021 totaled $2,616,215,220, of which $2,615,034,330 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2021 totaled $2,445,977,977, of which $2,443,469,502 represented U.S. Treasury and Government Agency obligations.
5. Capital Share Transactions
Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2021		Year ended March 31, 2020
	Shares	Amount	Shares	Amount
Investor Class
Sold	32,819,156	$383,754,316	16,691,463	$189,665,301
Issued in reinvestment of distributions	799,286	9,291,293	861,824	9,650,517
Redeemed	(33,758,201)	(394,844,005)	(15,380,277)	(171,851,197)
	(139,759)	(1,798,396)	2,173,010	27,464,621
I Class
Sold	17,476,551	203,865,169	4,757,684	52,540,609
Issued in reinvestment of distributions	225,960	2,625,935	89,509	1,003,987
Redeemed	(13,233,227)	(153,670,082)	(1,430,700)	(16,030,022)
	4,469,284	52,821,022	3,416,493	37,514,574
A Class
Sold	1,428,079	16,653,726	2,006,363	22,487,095
Issued in reinvestment of distributions	45,170	525,656	68,577	767,412
Redeemed	(3,120,103)	(36,309,364)	(3,248,519)	(36,341,769)
	(1,646,854)	(19,129,982)	(1,173,579)	(13,087,262)
C Class
Sold	71,489	832,932	181,861	2,082,920
Issued in reinvestment of distributions	2,163	25,110	1,897	21,208
Redeemed	(120,868)	(1,401,383)	(123,836)	(1,375,589)
	(47,216)	(543,341)	59,922	728,539
R Class
Sold	259,894	3,028,012	218,858	2,466,715
Issued in reinvestment of distributions	3,325	38,634	3,212	35,919
Redeemed	(283,296)	(3,283,464)	(201,315)	(2,260,453)
	(20,077)	(216,818)	20,755	242,181
R5 Class
Sold	11,514,818	134,138,747	9,820,826	110,550,347
Issued in reinvestment of distributions	401,472	4,664,886	398,191	4,458,580
Redeemed	(9,180,665)	(106,804,822)	(8,157,964)	(91,204,210)
	2,735,625	31,998,811	2,061,053	23,804,717
Net increase (decrease)	5,351,003	$63,131,296	6,557,654	$76,667,370

23

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Government Agency Mortgage-Backed Securities	—	$318,432,169	—
U.S. Treasury Securities and Equivalents	—	317,897,005	—
Collateralized Mortgage Obligations	—	167,470,567	—
U.S. Government Agency Securities	—	138,595,456	—
Municipal Securities	—	13,988,593	—
Temporary Cash Investments	$8,634,001	28,950,955	—
	$8,634,001	$985,334,745	—
Other Financial Instruments
Futures Contracts	$837,190	—	—
Swap Agreements	—	$469,903	—
	$837,190	$469,903	—

Liabilities
Other Financial Instruments
Futures Contracts	$14,690	—	—

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $19,994,200 futures contracts purchased and $66,326,891 futures contracts sold.

24

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $6,958,333.

Value of Derivative Instruments as of March 31, 2021

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Interest Rate Risk	Receivable for variation margin on futures contracts*	$137,888	Payable for variation margin on futures contracts*	—
Other Contracts	Receivable for variation margin on swap agreements*	19,987	Payable for variation margin on swap agreements*	—
		$157,875		—

*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2021

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	$4,746,278	Change in net unrealized appreciation (depreciation) on futures contracts	$526,475
Other Contracts	Net realized gain (loss) on swap agreement transactions	142,616	Change in net unrealized appreciation (depreciation) on swap agreements	590,571
		$4,888,894		$1,117,046

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

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The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. However, LIBOR is expected to be phased out and the transition process may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information
The tax character of distributions paid during the years ended March 31, 2021 and March 31, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$18,256,673	$17,803,336
Long-term capital gains	$377,490	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$977,522,475
Gross tax appreciation of investments	$24,511,526
Gross tax depreciation of investments	(8,065,255)
Net tax appreciation (depreciation) of investments	16,446,271
Net tax appreciation (depreciation) on derivatives	468,221
Net tax appreciation (depreciation)	$16,914,492
Other book-to-tax adjustments	$(809,163)
Undistributed ordinary income	—
Accumulated long-term gains	$1,302,385
Post-October capital loss deferral	$(625,333)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.
Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.
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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021	$11.69	0.12	(0.28)	(0.16)	(0.17)	(0.05)	(0.22)	$11.31	(1.39)%	0.47%	1.05%	246%	$490,142
2020	$10.89	0.23	0.84	1.07	(0.27)	—	(0.27)	$11.69	9.92%	0.47%	2.09%	103%	$508,040
2019	$10.75	0.24	0.17	0.41	(0.27)	—	(0.27)	$10.89	3.93%	0.47%	2.28%	157%	$449,565
2018	$10.95	0.20	(0.16)	0.04	(0.24)	—	(0.24)	$10.75	0.34%	0.47%	1.85%	160%	$473,495
2017	$11.32	0.17	(0.29)	(0.12)	(0.21)	(0.04)	(0.25)	$10.95	(1.10)%	0.47%	1.52%	206%	$591,709
I Class
2021	$11.67	0.13	(0.27)	(0.14)	(0.18)	(0.05)	(0.23)	$11.30	(1.21)%	0.37%	1.15%	246%	$103,700
2020	$10.87	0.24	0.84	1.08	(0.28)	—	(0.28)	$11.67	10.05%	0.37%	2.19%	103%	$54,971
2019	$10.74	0.26	0.15	0.41	(0.28)	—	(0.28)	$10.87	3.94%	0.37%	2.38%	157%	$14,065
2018(3)	$10.96	0.21	(0.19)	0.02	(0.24)	—	(0.24)	$10.74	0.20%	0.37%(4)	2.00%(4)	160%(5)	$6,039
A Class
2021	$11.68	0.10	(0.28)	(0.18)	(0.14)	(0.05)	(0.19)	$11.31	(1.55)%	0.72%	0.80%	246%	$29,374
2020	$10.88	0.21	0.83	1.04	(0.24)	—	(0.24)	$11.68	9.66%	0.72%	1.84%	103%	$49,587
2019	$10.75	0.22	0.16	0.38	(0.25)	—	(0.25)	$10.88	3.58%	0.72%	2.03%	157%	$58,964
2018	$10.95	0.18	(0.17)	0.01	(0.21)	—	(0.21)	$10.75	0.09%	0.72%	1.60%	160%	$66,630
2017	$11.31	0.14	(0.28)	(0.14)	(0.18)	(0.04)	(0.22)	$10.95	(1.26)%	0.72%	1.27%	206%	$95,637

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2021	$11.68	0.01	(0.27)	(0.26)	(0.06)	(0.05)	(0.11)	$11.31	(2.29)%	1.47%	0.05%	246%	$2,306
2020	$10.88	0.12	0.83	0.95	(0.15)	—	(0.15)	$11.68	8.84%	1.47%	1.09%	103%	$2,934
2019	$10.74	0.14	0.17	0.31	(0.17)	—	(0.17)	$10.88	2.90%	1.47%	1.28%	157%	$2,080
2018	$10.95	0.10	(0.18)	(0.08)	(0.13)	—	(0.13)	$10.74	(0.75)%	1.47%	0.85%	160%	$4,547
2017	$11.31	0.06	(0.28)	(0.22)	(0.10)	(0.04)	(0.14)	$10.95	(2.00)%	1.47%	0.52%	206%	$3,359
R Class
2021	$11.68	0.06	(0.27)	(0.21)	(0.11)	(0.05)	(0.16)	$11.31	(1.80)%	0.97%	0.55%	246%	$2,496
2020	$10.88	0.18	0.83	1.01	(0.21)	—	(0.21)	$11.68	9.39%	0.97%	1.59%	103%	$2,813
2019	$10.74	0.19	0.17	0.36	(0.22)	—	(0.22)	$10.88	3.42%	0.97%	1.78%	157%	$2,394
2018	$10.95	0.15	(0.18)	(0.03)	(0.18)	—	(0.18)	$10.74	(0.25)%	0.97%	1.35%	160%	$3,158
2017	$11.31	0.11	(0.28)	(0.17)	(0.15)	(0.04)	(0.19)	$10.95	(1.51)%	0.97%	1.02%	206%	$3,362
R5 Class
2021	$11.68	0.15	(0.27)	(0.12)	(0.20)	(0.05)	(0.25)	$11.31	(1.11)%	0.27%	1.25%	246%	$254,349
2020	$10.88	0.25	0.84	1.09	(0.29)	—	(0.29)	$11.68	10.15%	0.27%	2.29%	103%	$230,808
2019	$10.75	0.26	0.17	0.43	(0.30)	—	(0.30)	$10.88	4.04%	0.27%	2.48%	157%	$192,572
2018	$10.95	0.23	(0.17)	0.06	(0.26)	—	(0.26)	$10.75	0.54%	0.27%	2.05%	160%	$199,819
2017	$11.31	0.19	(0.28)	(0.09)	(0.23)	(0.04)	(0.27)	$10.95	(0.82)%	0.27%	1.72%	206%	$192,380

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through March 31, 2018.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Government Income Trust and Shareholders of Government Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Government Bond Fund (one of the funds constituting American Century Government Income Trust, referred to hereafter as the “Fund”) as of March 31, 2021, the related statement of operations for the year ended March 31, 2021, the statement of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 18, 2021

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	38	CYS Investments, Inc. (2012-2017); Kirby Corporation; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	38	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	38	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus (since 2018), Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	66	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	38	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	38	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	38	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	38	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	138	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

33

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2019 through December 31, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $377,490, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2021.

The fund hereby designates $3,577,878 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2021.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Government Income Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92276 2105

Annual Report

March 31, 2021

Inflation-Adjusted Bond Fund
Investor Class (ACITX)
I Class (AIAHX)
Y Class (AIAYX)
A Class (AIAVX)
C Class (AINOX)
R Class (AIARX)
R5 Class (AIANX)
R6 Class (AIADX)
G Class (AINGX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Soared, Bonds Moderated Amid Growing Economic Optimism

March 31 marked the end of a remarkable 12-month period, as the COVID-19 pandemic wreaked havoc on global economies, governments and society. In response, states issued unprecedented lockdown orders. Unemployment surged, corporate earnings plunged and second-quarter-2020 gross domestic product sank a record 31.4% (annualized). This triggered soaring demand for safe-haven assets.

Swift and significant action from the Federal Reserve and the federal government helped reignite investor confidence and bolster the economic backdrop. Riskier assets quickly rebounded from their early 2020 lows. The economy expanded a record 33.4% in the third quarter and continued to grow amid the gradual lifting of lockdowns and the emergency approval of vaccines.

Late in the reporting period, improving vaccine distributions, additional federal coronavirus aid and ongoing reopenings bolstered the economic and earnings outlooks. This improving backdrop combined with massive monetary and fiscal support helped fuel a 12-month gain of 56% for the S&P 500 Index. These same economic dynamics lifted longer-term inflation expectations and U.S. Treasury yields, pressuring investment-grade bond returns. After rallying through most of 2020, the Bloomberg Barclays U.S. Aggregate Bond Index gained less than 1% for the 12-month period.

A Return to Normalcy in Sight

The return to pre-pandemic life appears to be on the horizon, thanks largely to expanding vaccine availability. In addition, medical professionals continue to improve treatment protocols for those afflicted with the virus. Until the U.S. is fully reopened, investors still may face the effects of regional virus-related restrictions, economic and political uncertainty and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACITX	8.70%	3.42%	2.94%	—	2/10/97
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index	—	7.54%	3.86%	3.44%	—	—
I Class	AIAHX	8.91%	—	—	4.02%	4/10/17
Y Class	AIAYX	8.93%	—	—	4.12%	4/10/17
A Class	AIAVX					6/15/98
No sales charge		8.55%	3.17%	2.69%	—
With sales charge		3.63%	2.23%	2.22%	—
C Class	AINOX	7.73%	2.39%	1.92%	—	3/1/10
R Class	AIARX	8.20%	2.91%	2.43%	—	3/1/10
R5 Class	AIANX	8.93%	3.62%	3.15%	—	10/1/02
R6 Class	AIADX	9.08%	—	—	4.47%	7/28/17
G Class	AINGX	9.20%	—	—	4.68%	7/28/17
Average annual returns since inception are presented when ten years of performance history is not available.
G Class returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2021
Investor Class — $13,364

Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index — $14,027

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.47%	0.37%	0.27%	0.72%	1.47%	0.97%	0.27%	0.22%	0.22%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Brian Howell, Jim Platz and Miguel Castillo

Performance Summary

Inflation-Adjusted Bond returned 8.70%* for the 12 months ended March 31, 2021. By comparison, the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index gained 7.54%. Fund returns reflect operating expenses, while index returns do not.

Performance reflects the positive backdrop for TIPS, as market-based inflation expectations steadily rose off their multiyear lows of March 2020. TIPS generally advanced and sharply outperformed nominal Treasuries for the 12-month period. A late-period surge in longer-maturity yields largely accounted for the broad Treasury sector’s negative return for the period. The portfolio’s outperformance versus the all-TIPS index was largely due to out-of-index positions in corporate and securitized bonds.

The reporting period began amid a barrage of Federal Reserve (Fed) and federal government programs aimed at curbing the negative economic effects of the COVID-19 pandemic. Widespread job losses and a record 31.4% annualized decline in second-quarter-2020 gross domestic product reflected the scope of virus-generated shutdowns and stay-at-home orders.

Consumer confidence, consumer spending and manufacturing started rebounding quickly, thanks to aggressive responses from the Fed and the U.S. government. The economy roared back in the third quarter with a record 33.4% expansion (annualized), and growth continued at a robust clip through the balance of the period. Bolstered by $2.8 trillion in fiscal relief funds approved between late December and mid-March and emergency approval of COVID-19 vaccines, economic outlooks further brightened. This drove inflation expectations and nominal Treasury yields higher.

Inflation Expectations Rose Sharply

Current inflation rose steadily during the 12-month period as the economy rebounded and consumer demand recovered, but the inflation rate remained below the key 2% threshold. But after years of striving for that target rate, the Fed announced in August 2020 it was shifting to an average 2% inflation framework. This paved the way for higher inflation as policymakers recommitted to keeping the federal funds rate target steady at near 0% through at least 2023.

Fed policy, along with improving economic growth, soaring federal deficits and onshoring trends, drove inflation expectations sharply higher. The 10-year breakeven rate (the yield difference between nominal 10-year Treasuries and 10-year TIPS and a key measure of market-based inflation expectations) increased 142 basis points to 2.37% by the end of March 2021, exceeding longer-term averages. Theoretically, the breakeven rate indicates the market’s expectations for inflation for the next 10 years and also reflects the inflation rate required for TIPS to outperform nominal Treasuries during that period (2.37% or higher as of March 31).

Out-of-Index Securities Boosted Relative Results

Approximately 86% of the portfolio was invested in TIPS at the end of the reporting period. The

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.
5

remainder primarily included out-of-index allocations to securitized bonds and corporate bonds. Exposure to these credit-sensitive securities contributed to results, as risk-on sentiment generally remained in favor. Performance was particularly strong early in the period, after the Fed launched several programs to bolster the credit markets.

To diversify inflation protection, we used inflation swaps to create an inflation overlay for the non-inflation-linked corporate and securitized securities. Inflation swaps are fixed-maturity instruments, negotiated through a counterparty (investment bank), that return the rate of inflation (Consumer Price Index). All swaps bear counterparty credit risk, but American Century Investments applies stringent controls and oversight with regard to this risk. Overall, this strategy, combined with the portfolio’s TIPS, positioned the portfolio with greater sensitivity to inflation than the index. This strategy aided performance as inflation expectations soared.

Portfolio Positioning

Amid expanding COVID-19 vaccine availability and declining infection rates, we believe industry reopenings and the ongoing recovery, coupled with record fiscal spending, should promote a strong fundamental backdrop. We expect the Fed to remain accommodative, keeping interest rates ultralow in pursuit of labor market gains—even if those gains come at the expense of higher inflation. We expect the annual inflation rate to spike near term, due to base effects. Longer term, we believe the Fed’s average inflation targeting, record federal spending and deficits, a weaker U.S. dollar, supply chain constraints and onshoring trends will be key inflation drivers. In our view, this backdrop highlights continued value in inflation-linked securities.

Within our out-of-index spread sectors, we remain selective. We’re finding opportunities in the robust corporate new-issues market, favoring firms benefiting from reopening trends and stable cash flows. We are also finding value in the securitized sector, particularly securities tied to the strong U.S. housing and single-family rental markets.

Our outlook remains upbeat overall, but we’re monitoring lingering risks. New virus strains could lead to lockdowns and stall growth. There’s also a chance that political deadlock curtails federal spending and stifles growth and inflation expectations. Also, technology could overpower deglobalization trends and supply chain constraints, thwarting inflation.

6

Fund Characteristics

MARCH 31, 2021
Portfolio at a Glance
Average Duration (effective)	7.2 years
Weighted Average Life to Maturity	8.2 years

Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	85.6%
Sovereign Governments and Agencies	3.8%
Corporate Bonds	3.1%
Asset-Backed Securities	2.8%
Collateralized Loan Obligations	2.3%
Collateralized Mortgage Obligations	1.2%
Temporary Cash Investments	1.7%
Other Assets and Liabilities	(0.5)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2020 to March 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/20	Ending Account Value 3/31/21	Expenses Paid During Period(1) 10/1/20 - 3/31/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,005.40	$2.30	0.46%
I Class	$1,000	$1,005.90	$1.80	0.36%
Y Class	$1,000	$1,006.50	$1.30	0.26%
A Class	$1,000	$1,004.00	$3.55	0.71%
C Class	$1,000	$1,000.80	$7.28	1.46%
R Class	$1,000	$1,003.20	$4.79	0.96%
R5 Class	$1,000	$1,005.70	$1.30	0.26%
R6 Class	$1,000	$1,006.70	$1.05	0.21%
G Class	$1,000	$1,007.10	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,022.64	$2.32	0.46%
I Class	$1,000	$1,023.14	$1.82	0.36%
Y Class	$1,000	$1,023.64	$1.31	0.26%
A Class	$1,000	$1,021.39	$3.58	0.71%
C Class	$1,000	$1,017.65	$7.34	1.46%
R Class	$1,000	$1,020.15	$4.84	0.96%
R5 Class	$1,000	$1,023.64	$1.31	0.26%
R6 Class	$1,000	$1,023.88	$1.06	0.21%
G Class	$1,000	$1,024.88	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

MARCH 31, 2021

		Principal Amount	Value
U.S. TREASURY SECURITIES — 85.6%
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/25(1)		$70,893,575	$83,074,505
U.S. Treasury Inflation Indexed Bonds, 2.00%, 1/15/26		118,377,371	139,939,953
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/27		78,248,161	95,851,911
U.S. Treasury Inflation Indexed Bonds, 1.75%, 1/15/28		68,100,983	81,950,085
U.S. Treasury Inflation Indexed Bonds, 3.625%, 4/15/28		50,517,983	68,055,618
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29		33,659,632	43,094,560
U.S. Treasury Inflation Indexed Bonds, 3.875%, 4/15/29		36,358,920	51,065,020
U.S. Treasury Inflation Indexed Bonds, 3.375%, 4/15/32		3,094,770	4,511,493
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40		22,716,393	32,621,311
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/41		24,785,668	35,900,991
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42		86,909,823	100,621,171
U.S. Treasury Inflation Indexed Bonds, 0.625%, 2/15/43		55,499,445	62,816,217
U.S. Treasury Inflation Indexed Bonds, 1.375%, 2/15/44		77,018,402	100,790,725
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45		56,541,756	65,541,690
U.S. Treasury Inflation Indexed Bonds, 1.00%, 2/15/46		5,354,303	6,569,352
U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47		24,436,082	29,481,992
U.S. Treasury Inflation Indexed Bonds, 1.00%, 2/15/48		14,479,511	18,048,514
U.S. Treasury Inflation Indexed Bonds, 1.00%, 2/15/49		6,133,227	7,693,876
U.S. Treasury Inflation Indexed Bonds, 0.25%, 2/15/50		41,898,591	43,871,486
U.S. Treasury Inflation Indexed Bonds, 0.125%, 2/15/51		7,635,948	7,688,015
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/22		44,368,500	45,633,295
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/23		192,200,896	201,607,214
U.S. Treasury Inflation Indexed Notes, 0.625%, 4/15/23		33,488,580	35,636,029
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/23(1)		83,741,235	89,671,293
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/24		114,518,322	124,190,271
U.S. Treasury Inflation Indexed Notes, 0.50%, 4/15/24		11,408,870	12,370,220
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/24		46,489,630	50,311,775
U.S. Treasury Inflation Indexed Notes, 0.125%, 10/15/24		13,763,925	14,892,936
U.S. Treasury Inflation Indexed Notes, 0.25%, 1/15/25		96,104,888	104,424,985
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/25		10,886,525	11,789,459
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/25		66,646,281	73,450,117
U.S. Treasury Inflation Indexed Notes, 0.125%, 10/15/25		206,920,735	225,511,901
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/26		165,957,660	184,620,872
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/26		23,680,776	25,892,723
U.S. Treasury Inflation Indexed Notes, 0.375%, 1/15/27		25,177,193	27,785,376
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/27		534,675	593,329
U.S. Treasury Inflation Indexed Notes, 0.50%, 1/15/28		89,026,457	99,211,864
U.S. Treasury Inflation Indexed Notes, 0.75%, 7/15/28		28,032,221	31,986,577
U.S. Treasury Inflation Indexed Notes, 0.875%, 1/15/29		61,121,640	70,137,887
U.S. Treasury Inflation Indexed Notes, 0.25%, 7/15/29		133,350,952	146,845,436
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/30		47,785,370	51,747,594
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/30		92,842,750	100,858,178
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/31		30,648,230	33,021,801
TOTAL U.S. TREASURY SECURITIES (Cost $2,583,433,045)			2,841,379,617
SOVEREIGN GOVERNMENTS AND AGENCIES — 3.8%
Canada — 3.8%
Canadian Government Real Return Bond, 4.25%, 12/1/26	CAD	88,666,870	92,006,253
10

		Principal Amount	Value
Canadian Government Real Return Bond, 4.00%, 12/1/31	CAD	28,758,400	$33,511,648
			125,517,901
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $125,637,310)			125,517,901
CORPORATE BONDS — 3.1%
Aerospace and Defense — 0.2%
Boeing Co. (The), 5.81%, 5/1/50		$1,130,000	1,425,919
Raytheon Technologies Corp., 4.125%, 11/16/28		3,500,000	3,943,998
			5,369,917
Banks — 1.1%
Banco Santander SA, 2.75%, 5/28/25		4,125,000	4,314,149
Bank of America Corp., MTN, VRN, 1.32%, 6/19/26		4,610,000	4,598,749
Bank of America Corp., MTN, VRN, 3.82%, 1/20/28		1,505,000	1,654,276
Bank of America Corp., MTN, VRN, 2.50%, 2/13/31		9,019,000	8,946,548
Bank of America Corp., MTN, VRN, 2.68%, 6/19/41		3,620,000	3,396,486
Bank of America Corp., VRN, 3.48%, 3/13/52		1,885,000	1,924,371
Citigroup, Inc., VRN, 2.57%, 6/3/31		2,950,000	2,950,087
JPMorgan Chase & Co., VRN, 2.18%, 6/1/28		3,870,000	3,914,819
Wells Fargo & Co., VRN, 2.19%, 4/30/26		4,790,000	4,946,550
			36,646,035
Capital Markets — 0.3%
Goldman Sachs Group, Inc. (The), 2.60%, 2/7/30		8,473,000	8,582,626
Diversified Telecommunication Services — 0.5%
AT&T, Inc., 3.55%, 9/15/55(2)		2,798,000	2,565,359
AT&T, Inc., 3.80%, 12/1/57(2)		7,047,000	6,717,350
Verizon Communications, Inc., 4.40%, 11/1/34		3,853,000	4,411,039
Verizon Communications, Inc., 2.65%, 11/20/40		4,496,000	4,114,822
			17,808,570
Electric Utilities — 0.1%
Duke Energy Florida LLC, 1.75%, 6/15/30		2,940,000	2,784,110
Equity Real Estate Investment Trusts (REITs) — 0.1%
Equinix, Inc., 5.375%, 5/15/27		2,710,000	2,914,889
Spirit Realty LP, 2.10%, 3/15/28		1,281,000	1,247,067
			4,161,956
Insurance†
Teachers Insurance & Annuity Association of America, 3.30%, 5/15/50(2)		1,659,000	1,617,189
Media — 0.2%
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.80%, 3/1/50		3,000,000	3,225,829
Comcast Corp., 3.75%, 4/1/40		900,000	988,823
ViacomCBS, Inc., 4.375%, 3/15/43		2,605,000	2,815,004
			7,029,656
Oil, Gas and Consumable Fuels — 0.2%
Chevron Corp., 2.00%, 5/11/27		1,880,000	1,923,705
Equinor ASA, 1.75%, 1/22/26		1,890,000	1,935,164
Transcontinental Gas Pipe Line Co. LLC, 3.25%, 5/15/30		1,950,000	2,052,109
			5,910,978
Pharmaceuticals — 0.1%
Viatris, Inc., 2.70%, 6/22/30(2)		895,000	884,871
Viatris, Inc., 4.00%, 6/22/50(2)		1,018,000	1,040,061
			1,924,932
11

	Principal Amount	Value
Software — 0.2%
Microsoft Corp., 2.53%, 6/1/50	$1,775,000	$1,619,512
Oracle Corp., 4.00%, 7/15/46	5,100,000	5,262,857
		6,882,369
Wireless Telecommunication Services — 0.1%
Millicom International Cellular SA, 5.125%, 1/15/28(2)	2,970,000	3,124,529
TOTAL CORPORATE BONDS (Cost $105,124,636)		101,842,867
ASSET-BACKED SECURITIES — 2.8%
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(2)	2,006,385	2,056,485
FirstKey Homes Trust, Series 2020-SFR2, Class D, 1.97%, 10/19/37(2)	9,600,000	9,493,632
Goodgreen Trust, Series 2020-1A, Class A SEQ, 2.63%, 4/15/55(2)	7,567,967	7,798,757
Mosaic Solar Loan Trust, Series 2020-1A, Class A SEQ, 2.10%, 4/20/46(2)	3,401,883	3,442,939
Mosaic Solar Loan Trust, Series 2021-1A, Class A SEQ, 1.51%, 12/20/46(2)	13,100,000	12,858,948
Progress Residential Trust, Series 2018-SFR3, Class A SEQ, 3.88%, 10/17/35(2)	12,328,858	12,529,381
Progress Residential Trust, Series 2020-SFR1, Class B, 2.03%, 4/17/37(2)	7,347,000	7,391,038
Towd Point Mortgage Trust, Series 2017-2, Class A2, VRN, 3.25%, 4/25/57(2)	14,695,000	15,410,203
Towd Point Mortgage Trust, Series 2018-1, Class A1 SEQ, VRN, 3.00%, 1/25/58(2)	2,775,648	2,862,034
Towd Point Mortgage Trust, Series 2018-4, Class A1, VRN, 3.00%, 6/25/58(2)	4,720,140	4,931,124
Tricon American Homes Trust, Series 2020-SFR2, Class B, 1.83%, 11/17/39(2)	10,800,000	10,528,612
VSE VOI Mortgage LLC, Series 2017-A, Class A SEQ, 2.33%, 3/20/35(2)	3,718,369	3,793,002
TOTAL ASSET-BACKED SECURITIES (Cost $92,409,658)		93,096,155
COLLATERALIZED LOAN OBLIGATIONS — 2.3%
Anchorage Capital CLO Ltd., Series 2020-16A, Class B, VRN, 2.40%, (3-month LIBOR plus 2.20%), 10/20/31(2)	6,200,000	6,244,545
Dryden Senior Loan Fund, Series 2016-43A, Class B2R2, 3.09%, 4/20/34(2)(3)	5,000,000	5,000,000
Elmwood CLO IV Ltd., Series 2020-1A, Class B, VRN, 1.94%, (3-month LIBOR plus 1.70%), 4/15/33(2)	9,500,000	9,548,203
Elmwood CLO IV Ltd., Series 2020-1A, Class C, VRN, 2.29%, (3-month LIBOR plus 2.05%), 4/15/33(2)	5,000,000	4,905,457
Goldentree Loan Management US CLO Ltd., Series 2019-6A, Class B1, VRN, 2.12%, (3-month LIBOR plus 1.90%), 1/20/33(2)	5,750,000	5,804,902
Kayne CLO Ltd., Series 2020-9A, Class C, VRN, 2.84%, (3-month LIBOR plus 2.60%), 1/15/34(2)	5,900,000	5,927,971
Magnetite XXIV Ltd., Series 2019-24A, Class B, VRN, 2.09%, (3-month LIBOR plus 1.85%), 1/15/33(2)	6,850,000	6,910,637
OHA Credit Funding Ltd., Series 2020-7A, Class B, VRN, 1.92%, (3-month LIBOR plus 1.70%), 10/19/32(2)	6,150,000	6,164,160
Rockford Tower CLO Ltd., Series 2017-1A, Class BR2A, VRN, 1.84%, (3-month LIBOR plus 1.65%), 4/20/34(2)(3)	5,000,000	5,000,000
12

	Principal Amount	Value
Rockford Tower CLO Ltd., Series 2020-1A, Class B, VRN, 2.05%, (3-month LIBOR plus 1.80%), 1/20/32(2)	$10,000,000	$10,034,555
Treman Park CLO Ltd., Series 2015-1A, Class ARR, VRN, 1.29%, (3-month LIBOR plus 1.07%), 10/20/28(2)	4,807,130	4,811,668
VOYA CLO, Series 2017-2A, Class A2A, VRN, 1.95%, (3-month LIBOR plus 1.71%), 6/7/30(2)	6,250,000	6,249,979
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $76,230,457)		76,602,077
COLLATERALIZED MORTGAGE OBLIGATIONS — 1.2%
Private Sponsor Collateralized Mortgage Obligations — 1.0%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	221,526	228,015
Angel Oak Mortgage Trust I LLC, Series 2019-4, Class A3 SEQ, VRN, 3.30%, 7/26/49(2)	3,205,225	3,246,460
Bunker Hill Loan Depositary Trust, Series 2019-2, Class A3 SEQ, 3.19%, 7/25/49(2)	3,746,687	3,828,069
Cendant Mort Capital LLC, Series 2003-6, Class A3, 5.25%, 7/25/33	946,661	952,076
Citigroup Mortgage Loan Trust, Series 2019-IMC1, Class A1, VRN, 2.72%, 7/25/49(2)	4,193,722	4,277,591
Credit Suisse Mortgage Capital Certificates, Series 2020-SPT1, Class A2 SEQ, 2.23%, 4/25/65(2)	10,150,000	10,318,732
Credit Suisse Mortgage Trust, Series 2015-WIN1, Class A10, VRN, 3.50%, 12/25/44(2)	2,948,272	2,996,608
Credit Suisse Mortgage Trust, Series 2020-NQM1, Class A1 SEQ, 1.21%, 5/25/65(2)	2,343,082	2,355,540
Homeward Opportunities Fund I Trust, Series 2019-3, Class A3 SEQ, VRN, 3.03%, 11/25/59(2)	6,588,464	6,651,705
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 3.18%, 11/21/34	35,282	35,673
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	453,333	469,032
		35,359,501
U.S. Government Agency Collateralized Mortgage Obligations — 0.2%
FHLMC, Series 2015-HQ2, Class M3, VRN, 3.36%, (1-month LIBOR plus 3.25%), 5/25/25	3,056,818	3,114,326
FNMA, Series 2014-C02, Class 1M2, VRN, 2.71%, (1-month LIBOR plus 2.60%), 5/25/24	1,482,665	1,463,145
FNMA, Series 2014-C02, Class 2M2, VRN, 2.71%, (1-month LIBOR plus 2.60%), 5/25/24	625,359	631,368
FNMA, Series 2014-C04, Class 2M2, VRN, 5.11%, (1-month LIBOR plus 5.00%), 11/25/24	1,476,436	1,494,299
		6,703,138
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $41,765,082)		42,062,639
TEMPORARY CASH INVESTMENTS — 1.7%
BNP Paribas SA, 0.03%, 4/1/21(2)(4)	29,095,000	29,094,969
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.875% - 2.50%, 11/30/21 - 02/15/46, valued at $360,339), in a joint trading account at 0.01%, dated 3/31/21, due 4/1/21 (Delivery value $353,262)		353,262
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.00%, 2/15/50, valued at $1,200,562), at 0.00%, dated 3/31/21, due 4/1/21 (Delivery value $1,177,000)		1,177,000

13

	Principal Amount/Shares	Value
State Street Institutional U.S. Government Money Market Fund, Premier Class	408,240	$408,240
Toronto-Dominion Bank (The), 0.05%, 4/7/21(2)(4)	$25,000,000	24,999,635
TOTAL TEMPORARY CASH INVESTMENTS (Cost $56,033,293)		56,033,106
TOTAL INVESTMENT SECURITIES — 100.5% (Cost $3,080,633,481)		3,336,534,362
OTHER ASSETS AND LIABILITIES — (0.5)%		(16,508,616)
TOTAL NET ASSETS — 100.0%		$3,320,025,746

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	128,361,866	CAD	161,269,998	Morgan Stanley	6/16/21	$21,057

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 10-Year Notes	401	June 2021	$52,505,938	$74,285
^Amount represents value and unrealized appreciation (depreciation).

14

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	2.29%	1/25/24	$50,000,000	$670	$516,957	$517,627
CPURNSA	Receive	2.27%	1/26/24	$35,000,000	619	379,304	379,923
CPURNSA	Receive	1.62%	10/17/24	$27,000,000	(719)	994,490	993,771
CPURNSA	Receive	2.26%	2/1/25	$30,000,000	683	412,026	412,709
CPURNSA	Receive	1.45%	3/5/25	$39,000,000	(738)	1,767,057	1,766,319
CPURNSA	Receive	1.08%	6/4/25	$4,000,000	524	296,570	297,094
CPURNSA	Receive	1.85%	8/26/25	$14,000,000	585	625,778	626,363
CPURNSA	Receive	2.24%	1/11/26	$30,000,000	683	539,483	540,166
CPURNSA	Receive	2.24%	1/12/26	$50,000,000	805	882,717	883,522
CPURNSA	Receive	2.22%	1/19/26	$50,000,000	805	937,404	938,209
CPURNSA	Receive	2.33%	2/2/26	$17,000,000	604	216,841	217,445
CPURNSA	Receive	2.29%	2/2/26	$50,000,000	805	752,104	752,909
CPURNSA	Receive	2.29%	2/24/26	$13,000,000	579	172,702	173,281
CPURNSA	Receive	2.30%	2/24/26	$12,000,000	573	152,273	152,846
CPURNSA	Receive	2.30%	2/24/26	$45,000,000	775	572,397	573,172
CPURNSA	Receive	1.86%	6/20/29	$25,000,000	(775)	1,360,638	1,359,863
CPURNSA	Receive	1.98%	8/1/29	$32,000,000	(846)	1,325,287	1,324,441
CPURNSA	Receive	1.79%	10/16/29	$17,500,000	(714)	1,108,957	1,108,243
CPURNSA	Receive	1.80%	10/21/29	$24,500,000	(765)	1,543,385	1,542,620
CPURNSA	Receive	1.88%	11/21/29	$22,000,000	(737)	1,220,269	1,219,532
CPURNSA	Receive	1.87%	11/25/29	$4,000,000	(543)	227,031	226,488
CPURNSA	Receive	1.29%	5/19/30	$4,500,000	549	532,455	533,004
CPURNSA	Receive	1.47%	6/5/30	$10,000,000	608	1,055,364	1,055,972
CPURNSA	Receive	1.92%	8/26/30	$25,000,000	770	1,726,583	1,727,353
CPURNSA	Receive	2.14%	12/16/30	$7,000,000	576	279,689	280,265
					$5,376	$19,597,761	$19,603,137

TOTAL RETURN SWAP AGREEMENTS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Value*
Bank of America N.A.	CPURNSA	Receive	2.67%	4/1/22	$4,500,000	$(599,520)
Bank of America N.A.	CPURNSA	Receive	2.53%	8/19/24	$11,000,000	(862,875)
Barclays Bank plc	CPURNSA	Receive	2.59%	7/23/24	$16,300,000	(1,400,833)
Barclays Bank plc	CPURNSA	Receive	2.36%	9/29/24	$10,000,000	(563,049)
Barclays Bank plc	CPURNSA	Receive	2.31%	9/30/24	$15,000,000	(746,913)
Barclays Bank plc	CPURNSA	Receive	2.90%	12/21/27	$19,200,000	(5,009,719)
Barclays Bank plc	CPURNSA	Receive	2.78%	7/2/44	$15,000,000	(3,100,381)
						$(12,283,290)
*Amount represents value and unrealized appreciation (depreciation).

15

NOTES TO SCHEDULE OF INVESTMENTS
CAD	-	Canadian Dollar
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
SEQ	-	Sequential Payer
USD	-	United States Dollar
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
†Category is less than 0.05% of total net assets.
(1)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $38,166,771.
(2)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $273,416,900, which represented 8.2% of total net assets. Of these securities, 1.9% of total net assets were deemed illiquid under policies approved by the Board of Trustees.
(3)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(4)The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

16

Statement of Assets and Liabilities

MARCH 31, 2021
Assets
Investment securities, at value (cost of $3,080,633,481)	$3,336,534,362
Receivable for investments sold	20,076,626
Receivable for capital shares sold	3,138,532
Receivable for variation margin on futures contracts	74,285
Receivable for variation margin on swap agreements	273,111
Unrealized appreciation on forward foreign currency exchange contracts	21,057
Interest receivable	7,747,017
3,367,864,990

Liabilities
Payable for investments purchased	26,272,286
Payable for capital shares redeemed	8,511,081
Swap agreements, at value	12,283,290
Accrued management fees	720,556
Distribution and service fees payable	52,031
47,839,244

Net Assets	$3,320,025,746

Net Assets Consist of:
Capital paid in	$3,060,796,378
Distributable earnings	259,229,368
$3,320,025,746

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$965,895,744	77,305,812	$12.49
I Class	$380,579,501	30,497,962	$12.48
Y Class	$52,783,700	4,228,658	$12.48
A Class	$155,704,490	12,498,637	$12.46*
C Class	$7,697,753	619,497	$12.43
R Class	$28,397,834	2,270,241	$12.51
R5 Class	$305,728,237	24,489,317	$12.48
R6 Class	$454,592,388	36,428,379	$12.48
G Class	$968,646,099	77,536,450	$12.49
*Maximum offering price $13.05 (net asset value divided by 0.955).

See Notes to Financial Statements.

17

Statement of Operations

YEAR ENDED MARCH 31, 2021
Investment Income (Loss)
Income:
Interest	$55,512,049

Expenses:
Management fees	9,476,316
Distribution and service fees:
A Class	386,993
C Class	73,845
R Class	131,058
Trustees' fees and expenses	202,704
Other expenses	9,760
10,280,676
Fees waived - G Class	(1,517,636)
8,763,040

Net investment income (loss)	46,749,009

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	16,653,762
Forward foreign currency exchange contract transactions	(1,696,563)
Futures contract transactions	3,397,260
Swap agreement transactions	(7,603,826)
Foreign currency translation transactions	(5,385)
10,745,248

Change in net unrealized appreciation (depreciation) on:
Investments	105,653,914
Forward foreign currency exchange contracts	21,057
Futures contracts	402,523
Swap agreements	50,732,173
Translation of assets and liabilities in foreign currencies	10,915
156,820,582

Net realized and unrealized gain (loss)	167,565,830

Net Increase (Decrease) in Net Assets Resulting from Operations	$214,314,839

See Notes to Financial Statements.

18

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2021 AND MARCH 31, 2020
Increase (Decrease) in Net Assets	March 31, 2021	March 31, 2020
Operations
Net investment income (loss)	$46,749,009	$71,441,969
Net realized gain (loss)	10,745,248	1,357,996
Change in net unrealized appreciation (depreciation)	156,820,582	43,562,896
Net increase (decrease) in net assets resulting from operations	214,314,839	116,362,861

Distributions to Shareholders
From earnings:
Investor Class	(11,369,297)	(24,766,117)
I Class	(3,324,252)	(5,119,851)
Y Class	(499,494)	(666,894)
A Class	(1,420,414)	(3,200,062)
C Class	(36,749)	(128,415)
R Class	(186,991)	(483,854)
R5 Class	(3,880,599)	(7,930,814)
R6 Class	(5,209,460)	(7,317,251)
G Class	(9,903,598)	(14,939,748)
Decrease in net assets from distributions	(35,830,854)	(64,553,006)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	790,076,884	(253,441,567)

Net increase (decrease) in net assets	968,560,869	(201,631,712)

Net Assets
Beginning of period	2,351,464,877	2,553,096,589
End of period	$3,320,025,746	$2,351,464,877

See Notes to Financial Statements.

19

Notes to Financial Statements

MARCH 31, 2021

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Inflation-Adjusted Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek to provide total return and inflation protection consistent with investment in inflation-indexed securities.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a
20

security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.
21

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 24% of the shares of the fund.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The investment advisor agreed to waive the G Class’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2021 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.1625% to 0.2800%	0.2500% to 0.3100%	0.46%
I Class		0.1500% to 0.2100%	0.36%
Y Class		0.0500% to 0.1100%	0.26%
A Class		0.2500% to 0.3100%	0.46%
C Class		0.2500% to 0.3100%	0.46%
R Class		0.2500% to 0.3100%	0.46%
R5 Class		0.0500% to 0.1100%	0.26%
R6 Class		0.0000% to 0.0600%	0.21%
G Class		0.0000% to 0.0600%	0.00%(1)
(1)Effective annual management fee before waiver was 0.21%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2021 are detailed in the Statement of Operations.

22

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments and in kind transactions, for the period ended March 31, 2021 totaled $1,107,149,872, of which $537,672,137 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2021 totaled $625,025,051, of which $266,297,591 represented U.S. Treasury and Government Agency obligations.

On August 25, 2020, the fund received investment securities and other financial instruments valued at $332,119,498 from a purchase in kind from other products managed by the fund's investment advisor. A purchase in kind occurs when a fund receives securities into its portfolio in lieu of cash as payment from a purchasing shareholder.

23

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2021		Year ended March 31, 2020
	Shares	Amount	Shares	Amount
Investor Class
Sold	17,580,459	$217,220,089	10,431,587	$122,143,731
Issued in reinvestment of distributions	908,364	10,961,502	2,088,768	24,193,374
Redeemed	(21,138,631)	(260,071,645)	(29,294,238)	(340,136,729)
	(2,649,808)	(31,890,054)	(16,773,883)	(193,799,624)
I Class
Sold	19,913,093	246,406,746	11,809,829	136,478,781
Issued in reinvestment of distributions	232,236	2,815,549	363,557	4,208,396
Redeemed	(7,134,303)	(87,640,903)	(7,854,002)	(91,288,007)
	13,011,026	161,581,392	4,319,384	49,399,170
Y Class
Sold	1,922,528	23,798,872	1,641,505	19,111,549
Issued in reinvestment of distributions	41,200	499,494	57,637	666,894
Redeemed	(165,585)	(2,039,040)	(481,530)	(5,586,254)
	1,798,143	22,259,326	1,217,612	14,192,189
A Class
Sold	5,997,847	74,034,416	5,753,249	66,909,988
Issued in reinvestment of distributions	65,108	780,289	161,102	1,862,822
Redeemed	(6,345,294)	(77,988,724)	(6,663,340)	(77,329,452)
	(282,339)	(3,174,019)	(748,989)	(8,556,642)
C Class
Sold	348,850	4,331,714	72,442	839,891
Issued in reinvestment of distributions	2,089	24,986	8,657	100,422
Redeemed	(346,416)	(4,264,090)	(470,010)	(5,470,919)
	4,523	92,610	(388,911)	(4,530,606)
R Class
Sold	1,087,226	13,450,485	891,272	10,419,402
Issued in reinvestment of distributions	14,237	170,703	37,108	431,422
Redeemed	(867,867)	(10,714,049)	(1,236,494)	(14,451,109)
	233,596	2,907,139	(308,114)	(3,600,285)
R5 Class
Sold	10,681,785	132,411,353	8,704,272	101,759,045
Issued in reinvestment of distributions	302,973	3,665,312	620,539	7,180,519
Redeemed	(10,043,822)	(123,831,723)	(14,593,064)	(169,723,166)
	940,936	12,244,942	(5,268,253)	(60,783,602)
R6 Class
Sold	18,570,245	229,271,709	13,941,601	162,877,563
Issued in reinvestment of distributions	352,122	4,265,776	541,333	6,259,783
Redeemed	(8,627,627)	(106,574,158)	(9,319,372)	(108,215,650)
	10,294,740	126,963,327	5,163,562	60,921,696
G Class
Sold	41,693,076	518,084,106	2,291,638	26,798,603
Issued in reinvestment of distributions	810,897	9,903,598	1,291,144	14,939,748
Redeemed	(2,323,884)	(28,895,483)	(12,733,213)	(148,422,214)
	40,180,089	499,092,221	(9,150,431)	(106,683,863)
Net increase (decrease)	63,530,906	$790,076,884	(21,938,023)	$(253,441,567)
24

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$2,841,379,617	—
Sovereign Governments and Agencies	—	125,517,901	—
Corporate Bonds	—	101,842,867	—
Asset-Backed Securities	—	93,096,155	—
Collateralized Loan Obligations	—	76,602,077	—
Collateralized Mortgage Obligations	—	42,062,639	—
Temporary Cash Investments	$408,240	55,624,866	—
	$408,240	$3,336,126,122	—
Other Financial Instruments
Futures Contracts	$74,285	—	—
Swap Agreements	—	$19,603,137	—
Forward Foreign Currency Exchange Contracts	—	21,057	—
	$74,285	$19,624,194	—

Liabilities
Other Financial Instruments
Swap Agreements	—	$12,283,290	—

25

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $116,297,055.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $92,936,241.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $24,978,734 futures contracts purchased and $57,439,167 futures contracts sold.

26

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $422,725,000.

Value of Derivative Instruments as of March 31, 2021

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$21,057	Unrealized depreciation on forward foreign currency exchange contracts	—
Interest Rate Risk	Receivable for variation margin on futures contracts*	74,285	Payable for variation margin on futures contracts*	—
Other Contracts	Receivable for variation margin on swap agreements*	273,111	Payable for variation margin on swap agreements*	—
Other Contracts	Swap agreements	—	Swap agreements	$12,283,290
		$368,453		$12,283,290

*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2021

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(8,302,740)	Change in net unrealized appreciation (depreciation) on swap agreements	$2,513,961
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	(1,696,563)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	21,057
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	3,397,260	Change in net unrealized appreciation (depreciation) on futures contracts	402,523
Other Contracts	Net realized gain (loss) on swap agreement transactions	698,914	Change in net unrealized appreciation (depreciation) on swap agreements	48,218,212
		$(5,903,129)		$51,155,753

27

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. However, LIBOR is expected to be phased out and the transition process may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2021 and March 31, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$35,830,854	$64,553,006
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$3,083,139,285
Gross tax appreciation of investments	$263,741,303
Gross tax depreciation of investments	(10,346,226)
Net tax appreciation (depreciation) of investments	253,395,077
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	7,325,564
Net tax appreciation (depreciation)	$260,720,641
Other book-to-tax adjustments	$(5,266,059)
Undistributed ordinary income	$41,426,458
Accumulated short-term capital losses	$(28,798,110)
Accumulated long-term capital losses	$(8,853,562)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

28

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021	$11.63	0.17	0.84	1.01	(0.15)	—	(0.15)	$12.49	8.70%	0.47%	0.47%	1.46%	1.46%	22%	$965,896
2020	$11.39	0.32	0.20	0.52	(0.28)	—	(0.28)	$11.63	4.62%	0.47%	0.47%	2.70%	2.70%	24%	$929,682
2019	$11.54	0.24	(0.06)	0.18	(0.33)	—	(0.33)	$11.39	1.63%	0.47%	0.47%	2.17%	2.17%	21%	$1,101,609
2018	$11.70	0.27	(0.18)	0.09	(0.25)	—	(0.25)	$11.54	0.80%	0.47%	0.47%	2.34%	2.34%	23%	$1,326,980
2017	$11.76	0.28	(0.09)	0.19	(0.23)	(0.02)	(0.25)	$11.70	1.57%	0.47%	0.47%	2.42%	2.42%	21%	$1,702,008
I Class
2021	$11.61	0.20	0.83	1.03	(0.16)	—	(0.16)	$12.48	8.91%	0.37%	0.37%	1.56%	1.56%	22%	$380,580
2020	$11.38	0.31	0.22	0.53	(0.30)	—	(0.30)	$11.61	4.64%	0.37%	0.37%	2.80%	2.80%	24%	$203,093
2019	$11.53	0.29	(0.10)	0.19	(0.34)	—	(0.34)	$11.38	1.73%	0.37%	0.37%	2.27%	2.27%	21%	$149,791
2018(3)	$11.69	0.29	(0.19)	0.10	(0.26)	—	(0.26)	$11.53	0.87%	0.37%(4)	0.37%(4)	2.55%(4)	2.55%(4)	23%(5)	$293,697
Y Class
2021	$11.62	0.21	0.82	1.03	(0.17)	—	(0.17)	$12.48	8.93%	0.27%	0.27%	1.66%	1.66%	22%	$52,784
2020	$11.38	0.30	0.25	0.55	(0.31)	—	(0.31)	$11.62	4.84%	0.27%	0.27%	2.90%	2.90%	24%	$28,234
2019	$11.53	0.25	(0.05)	0.20	(0.35)	—	(0.35)	$11.38	1.83%	0.27%	0.27%	2.37%	2.37%	21%	$13,802
2018(3)	$11.69	0.30	(0.19)	0.11	(0.27)	—	(0.27)	$11.53	0.95%	0.27%(4)	0.27%(4)	2.64%(4)	2.64%(4)	23%(5)	$566

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2021	$11.59	0.14	0.85	0.99	(0.12)	—	(0.12)	$12.46	8.55%	0.72%	0.72%	1.21%	1.21%	22%	$155,704
2020	$11.36	0.29	0.19	0.48	(0.25)	—	(0.25)	$11.59	4.28%	0.72%	0.72%	2.45%	2.45%	24%	$148,184
2019	$11.50	0.22	(0.06)	0.16	(0.30)	—	(0.30)	$11.36	1.46%	0.72%	0.72%	1.92%	1.92%	21%	$153,652
2018	$11.67	0.24	(0.19)	0.05	(0.22)	—	(0.22)	$11.50	0.46%	0.72%	0.72%	2.09%	2.09%	23%	$205,059
2017	$11.73	0.25	(0.09)	0.16	(0.20)	(0.02)	(0.22)	$11.67	1.32%	0.72%	0.72%	2.17%	2.17%	21%	$288,058
C Class
2021	$11.60	0.05	0.84	0.89	(0.06)	—	(0.06)	$12.43	7.73%	1.47%	1.47%	0.46%	0.46%	22%	$7,698
2020	$11.36	0.21	0.20	0.41	(0.17)	—	(0.17)	$11.60	3.49%	1.47%	1.47%	1.70%	1.70%	24%	$7,134
2019	$11.51	0.14	(0.07)	0.07	(0.22)	—	(0.22)	$11.36	0.70%	1.47%	1.47%	1.17%	1.17%	21%	$11,407
2018	$11.68	0.16	(0.19)	(0.03)	(0.14)	—	(0.14)	$11.51	(0.29)%	1.47%	1.47%	1.34%	1.34%	23%	$14,674
2017	$11.74	0.17	(0.10)	0.07	(0.11)	(0.02)	(0.13)	$11.68	0.55%	1.47%	1.47%	1.42%	1.42%	21%	$15,972
R Class
2021	$11.65	0.11	0.84	0.95	(0.09)	—	(0.09)	$12.51	8.20%	0.97%	0.97%	0.96%	0.96%	22%	$28,398
2020	$11.41	0.26	0.21	0.47	(0.23)	—	(0.23)	$11.65	4.09%	0.97%	0.97%	2.20%	2.20%	24%	$23,721
2019	$11.55	0.17	(0.04)	0.13	(0.27)	—	(0.27)	$11.41	1.20%	0.97%	0.97%	1.67%	1.67%	21%	$26,748
2018	$11.72	0.22	(0.20)	0.02	(0.19)	—	(0.19)	$11.55	0.21%	0.97%	0.97%	1.84%	1.84%	23%	$27,016
2017	$11.78	0.22	(0.09)	0.13	(0.17)	(0.02)	(0.19)	$11.72	1.06%	0.97%	0.97%	1.92%	1.92%	21%	$26,920

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2021	$11.62	0.20	0.83	1.03	(0.17)	—	(0.17)	$12.48	8.93%	0.27%	0.27%	1.66%	1.66%	22%	$305,728
2020	$11.38	0.34	0.21	0.55	(0.31)	—	(0.31)	$11.62	4.84%	0.27%	0.27%	2.90%	2.90%	24%	$273,591
2019	$11.53	0.28	(0.08)	0.20	(0.35)	—	(0.35)	$11.38	1.83%	0.27%	0.27%	2.37%	2.37%	21%	$327,939
2018	$11.69	0.29	(0.17)	0.12	(0.28)	—	(0.28)	$11.53	0.92%	0.27%	0.27%	2.54%	2.54%	23%	$445,988
2017	$11.76	0.31	(0.11)	0.20	(0.25)	(0.02)	(0.27)	$11.69	1.78%	0.27%	0.27%	2.62%	2.62%	21%	$1,206,044
R6 Class
2021	$11.61	0.21	0.84	1.05	(0.18)	—	(0.18)	$12.48	9.08%	0.22%	0.22%	1.71%	1.71%	22%	$454,592
2020	$11.38	0.33	0.21	0.54	(0.31)	—	(0.31)	$11.61	4.80%	0.22%	0.22%	2.95%	2.95%	24%	$303,503
2019	$11.52	0.26	(0.04)	0.22	(0.36)	—	(0.36)	$11.38	1.98%	0.22%	0.22%	2.42%	2.42%	21%	$238,545
2018(6)	$11.55	0.20	(0.11)	0.09	(0.12)	—	(0.12)	$11.52	0.74%	0.22%(4)	0.22%(4)	2.56%(4)	2.56%(4)	23%(5)	$107,331
G Class
2021	$11.63	0.26	0.80	1.06	(0.20)	—	(0.20)	$12.49	9.20%	0.01%	0.22%	1.92%	1.71%	22%	$968,646
2020	$11.39	0.37	0.21	0.58	(0.34)	—	(0.34)	$11.63	5.11%	0.01%	0.22%	3.16%	2.95%	24%	$434,322
2019	$11.53	0.30	(0.06)	0.24	(0.38)	—	(0.38)	$11.39	2.19%	0.01%	0.22%	2.63%	2.42%	21%	$529,604
2018(6)	$11.55	0.22	(0.12)	0.10	(0.12)	—	(0.12)	$11.53	0.88%	0.01%(4)	0.22%(4)	2.80%(4)	2.59%(4)	23%(5)	$639,280

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through March 31, 2018.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.
(6)July 28, 2017 (commencement of sale) through March 31, 2018.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Government Income Trust and Shareholders of Inflation-Adjusted Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Inflation-Adjusted Bond Fund (one of the funds constituting American Century Government Income Trust, referred to hereafter as the “Fund”) as of March 31, 2021, the related statement of operations for the year ended March 31, 2021, the statement of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 18, 2021

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	38	CYS Investments, Inc. (2012-2017); Kirby Corporation; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	38	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	38	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus (since 2018), Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	66	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	38	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	38	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	38	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	38	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	138	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2019 through December 31, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Government Income Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92277 2105

Annual Report

March 31, 2021

Short-Term Government Fund
Investor Class (TWUSX)
I Class (ASGHX)
A Class (TWAVX)
C Class (TWACX)
R Class (TWARX)
R5 Class (TWUOX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Soared, Bonds Moderated Amid Growing Economic Optimism

March 31 marked the end of a remarkable 12-month period, as the COVID-19 pandemic wreaked havoc on global economies, governments and society. In response, states issued unprecedented lockdown orders. Unemployment surged, corporate earnings plunged and second-quarter-2020 gross domestic product sank a record 31.4% (annualized). This triggered soaring demand for safe-haven assets.

Swift and significant action from the Federal Reserve and the federal government helped reignite investor confidence and bolster the economic backdrop. Riskier assets quickly rebounded from their early 2020 lows. The economy expanded a record 33.4% in the third quarter and continued to grow amid the gradual lifting of lockdowns and the emergency approval of vaccines.

Late in the reporting period, improving vaccine distributions, additional federal coronavirus aid and ongoing reopenings bolstered the economic and earnings outlooks. This improving backdrop combined with massive monetary and fiscal support helped fuel a 12-month gain of 56% for the S&P 500 Index. These same economic dynamics lifted longer-term inflation expectations and U.S. Treasury yields, pressuring investment-grade bond returns. After rallying through most of 2020, the Bloomberg Barclays U.S. Aggregate Bond Index gained less than 1% for the 12-month period.

A Return to Normalcy in Sight

The return to pre-pandemic life appears to be on the horizon, thanks largely to expanding vaccine availability. In addition, medical professionals continue to improve treatment protocols for those afflicted with the virus. Until the U.S. is fully reopened, investors still may face the effects of regional virus-related restrictions, economic and political uncertainty and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWUSX	1.09%	1.48%	1.01%	—	12/15/82
Bloomberg Barclays U.S. 1-3 Year Government Bond Index	—	0.36%	1.73%	1.31%	—	—
I Class	ASGHX	1.09%	—	—	1.98%	4/10/17
A Class	TWAVX					7/8/98
No sales charge		0.75%	1.24%	0.76%	—
With sales charge		-1.47%	0.78%	0.54%	—
C Class	TWACX	0.11%	0.49%	0.01%	—	3/1/10
R Class	TWARX	0.52%	0.97%	0.51%	—	3/1/10
R5 Class	TWUOX	1.29%	1.69%	1.21%	—	3/1/10
Average annual returns since inception are presented when ten years of performance history is not available.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2021
Investor Class — $11,060

Bloomberg Barclays U.S. 1-3 Year Government Bond Index — $11,391

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class
0.55%	0.45%	0.80%	1.55%	1.05%	0.35%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Brian Howell, Dan Shiffman and Jim Platz

Performance Summary

Short-Term Government returned 1.09%* for the 12 months ended March 31, 2021. By comparison, the Bloomberg Barclays U.S. 1-3 Year Government Bond Index returned 0.36%. Fund returns reflect operating expenses, while index returns do not.

The reporting period began with the world scrambling to assess the impact of COVID-19. For bond investors, low rates and aggressive monetary actions by the Federal Reserve (Fed) translated into solid gains. A record 31.4% decline (annualized) in the U.S. second-quarter gross domestic product reflected the scope of the shutdowns and stay-at-home orders. But consumer confidence, consumer spending and manufacturing started rebounding shortly thereafter, thanks to aggressive responses from the Fed and the federal government.

Already committed to holding its key rate near 0% and purchasing $120 billion worth of government and corporate bonds per month, the Fed unveiled its new inflation strategy in the third quarter of 2020. After years of targeting a 2.0% inflation rate, the Fed shifted to an average 2.0% goal. This paved the way for higher inflation as policymakers recommitted to keeping short-term rates steady through at least 2023. The U.S. economy roared back in the third quarter with a record 33.4% expansion (annualized), and growth continued at a robust clip through the balance of the period. Bolstered by $2.8 trillion in fiscal relief funds approved between late December and mid-March, economic outlooks further brightened. Bond yields surged through the final months of the period, resulting in weak 12-month returns for the broad U.S. investment-grade bond market. After starting the reporting period at 0.68%, the 10-year Treasury yield closed March 2021 at 1.75%, including an 83-basis-point jump in the first quarter of 2021. More closely tied to the Fed’s key rate, the two-year Treasury yield dropped six basis points to 0.16% during the 12-month period.

The swift and substantial rise in longer-maturity rates in the first quarter of 2021 contributed to the worst quarterly return for U.S. Treasuries since 1980. As the yield curve steepened, bond losses were most acute at the long end. Growing inflation expectations boosted inflation-linked bonds, while spread (non-Treasury) sectors generally outperformed Treasuries. Against this backdrop, positions in inflation-linked and securitized securities accounted for much of Short-Term Government’s outperformance.

TIPS Investments, Duration Positioning Added Value

An out-of-index allocation to Treasury inflation-protected securities (TIPS) lifted relative performance. Inflation expectations rose steadily due primarily to accommodative Fed policy, soaring federal spending and improving economic growth. In addition, a slightly longer-than-index duration during the early portion of the period proved beneficial as short-term rates declined amid the Fed’s efforts to firmly anchor the Treasury yield curve on the short end.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.
5

Securitized Exposure Benefited from Fed Support, Strong Housing Activity

As part of its quantitative easing (QE) program, the Fed regularly purchased agency mortgage issues, which supported our out-of-index allocation to securitized bonds. Specifically, our investments in agency mortgage-based securities, agency collateralized mortgage obligations and agency commercial mortgage-backed securities supplied a lift. A robust housing market, driven by dwindling supply, soaring demand and historically low mortgage rates, further bolstered mortgage-related assets.

Portfolio Positioning

Amid expanding COVID-19 vaccine availability and declining infection rates, we believe industry reopenings and the ongoing recovery, coupled with record fiscal spending, should promote a strong fundamental backdrop for the U.S. economy going forward. We expect the Fed to remain accommodative, keeping interest rates ultralow in pursuit of labor market gains—even if those gains come at the expense of higher inflation. We also see no immediate changes to the Fed’s QE program.

Improving economic growth and mounting inflationary pressures should continue to push longer-maturity Treasury yields modestly higher. Shorter-maturity yields remain fairly anchored, given the Fed’s interest rate policy. Accordingly, we expect yield curve steepening to continue.

We expect the annual inflation rate to spike in the near term, due to base effects. Longer term, we believe the Fed’s average inflation targeting, record federal spending and deficits, a weaker U.S. dollar, supply chain constraints and onshoring trends among U.S. businesses are key inflation drivers. In our view, this backdrop highlights continued value in inflation-linked securities.

Despite the year-to-date increase in interest rates, mortgage rates remain historically attractive. While we expect mortgage rates to move modestly higher, we don’t believe they will rise to a level that will hinder demand. Limited housing supply in the face of strong demand should continue to bode well for the U.S. housing market and select areas of the securitized sector.

As always, we favor a bottom-up approach to portfolio management, emphasizing careful security selection.

6

Fund Characteristics

MARCH 31, 2021
Portfolio at a Glance
Average Duration (effective)	1.5 years
Weighted Average Life to Maturity	2.2 years

Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities and Equivalents	56.0%
U.S. Government Agency Securities	24.9%
Collateralized Mortgage Obligations	10.5%
Municipal Securities	4.5%
U.S. Government Agency Mortgage-Backed Securities	2.3%
Temporary Cash Investments	3.0%
Other Assets and Liabilities	(1.2)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2020 to March 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/20	Ending Account Value 3/31/21	Expenses Paid During Period(1) 10/1/20 - 3/31/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,003.20	$2.75	0.55%
I Class	$1,000	$1,003.70	$2.25	0.45%
A Class	$1,000	$1,002.20	$3.99	0.80%
C Class	$1,000	$999.00	$7.72	1.55%
R Class	$1,000	$1,000.00	$5.24	1.05%
R5 Class	$1,000	$1,004.20	$1.75	0.35%
Hypothetical
Investor Class	$1,000	$1,022.19	$2.77	0.55%
I Class	$1,000	$1,022.69	$2.27	0.45%
A Class	$1,000	$1,020.94	$4.03	0.80%
C Class	$1,000	$1,017.20	$7.80	1.55%
R Class	$1,000	$1,019.70	$5.29	1.05%
R5 Class	$1,000	$1,023.19	$1.77	0.35%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

MARCH 31, 2021

	Principal Amount	Value
U.S. TREASURY SECURITIES AND EQUIVALENTS — 56.0%
Iraq Government AID Bond, 2.15%, 1/18/22	$700,000	$712,334
U.S. Treasury Bills, 0.12%, 12/30/21(1)	11,000,000	10,996,246
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/23	3,709,299	3,971,970
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/24	2,242,160	2,431,528
U.S. Treasury Inflation Indexed Notes, 0.50%, 4/15/24	1,866,906	2,024,218
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/24	13,219,800	14,306,666
U.S. Treasury Inflation Indexed Notes, 0.125%, 10/15/24	8,870,085	9,597,670
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/25	2,835,560	3,070,743
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/25	1,875,185	2,066,620
U.S. Treasury Inflation Indexed Notes, 0.125%, 10/15/25	5,847,212	6,372,565
U.S. Treasury Notes, 1.625%, 12/31/21	2,000,000	2,023,432
U.S. Treasury Notes, 1.75%, 2/28/22	700,000	710,674
U.S. Treasury Notes, 0.375%, 3/31/22	800,000	802,455
U.S. Treasury Notes, 1.75%, 6/15/22	2,500,000	2,549,805
U.S. Treasury Notes, 0.125%, 6/30/22	18,000,000	18,006,328
U.S. Treasury Notes, 0.125%, 7/31/22	5,000,000	5,001,172
U.S. Treasury Notes, 1.50%, 8/15/22	5,000,000	5,095,703
U.S. Treasury Notes, 0.125%, 10/31/22	6,500,000	6,500,000
U.S. Treasury Notes, 0.125%, 11/30/22	11,000,000	10,998,926
U.S. Treasury Notes, 1.625%, 12/15/22	4,000,000	4,101,641
U.S. Treasury Notes, 0.50%, 3/15/23	9,000,000	9,060,117
U.S. Treasury Notes, 0.25%, 6/15/23(2)	25,000,000	25,032,226
U.S. Treasury Notes, 1.375%, 6/30/23	6,000,000	6,158,906
U.S. Treasury Notes, VRN, 0.17%, (3-month USBMMY plus 0.15%), 1/31/22	1,000,000	1,001,321
U.S. Treasury Notes, VRN, 0.13%, (3-month USBMMY plus 0.11%), 4/30/22	2,000,000	2,002,359
TOTAL U.S. TREASURY SECURITIES AND EQUIVALENTS (Cost $153,128,418)		154,595,625
U.S. GOVERNMENT AGENCY SECURITIES — 24.9%
FHLMC, 0.375%, 5/5/23	12,900,000	12,958,155
FHLMC, 0.25%, 6/26/23	15,400,000	15,419,000
FHLMC, 0.25%, 8/24/23	6,000,000	6,002,801
FHLMC, 0.25%, 9/8/23	1,200,000	1,200,060
FNMA, 2.00%, 1/5/22	3,465,000	3,516,681
FNMA, 0.25%, 5/22/23	10,000,000	10,014,719
FNMA, 0.25%, 7/10/23	19,200,000	19,219,018
Tennessee Valley Authority, 0.75%, 5/15/25	400,000	399,681
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $68,507,449)		68,730,115
COLLATERALIZED MORTGAGE OBLIGATIONS — 10.5%
U.S. Government Agency Collateralized Mortgage Obligations — 10.5%
FHLMC, Series 3114, Class FT, VRN, 0.46%, (1-month LIBOR plus 0.35%), 9/15/30	342,125	343,604
FHLMC, Series 3149, Class LF, VRN, 0.41%, (1-month LIBOR plus 0.30%), 5/15/36	1,017,135	1,007,771
FHLMC, Series 3200, Class FP, VRN, 0.31%, (1-month LIBOR plus 0.20%), 8/15/36	632,941	632,535
10

	Principal Amount	Value
FHLMC, Series 3206, Class FE, VRN, 0.51%, (1-month LIBOR plus 0.40%), 8/15/36	$272,756	$275,595
FHLMC, Series 3213, Class LF, VRN, 0.33%, (1-month LIBOR plus 0.22%), 9/15/36	875,954	876,856
FHLMC, Series 3231, Class FA, VRN, 0.51%, (1-month LIBOR plus 0.40%), 10/15/36	309,386	312,236
FHLMC, Series 3301, Class FA, VRN, 0.41%, (1-month LIBOR plus 0.30%), 8/15/35	288,503	289,256
FHLMC, Series 3380, Class FP, VRN, 0.46%, (1-month LIBOR plus 0.35%), 11/15/36	331,357	333,445
FHLMC, Series 3508, Class PF, VRN, 0.96%, (1-month LIBOR plus 0.85%), 2/15/39	131,278	134,189
FHLMC, Series 3587, Class FB, VRN, 0.88%, (1-month LIBOR plus 0.77%), 2/15/36	330,573	337,715
FHLMC, Series K037, Class A1 SEQ, 2.59%, 4/25/23	555,979	569,245
FHLMC, Series K039, Class A1 SEQ, 2.68%, 12/25/23	1,072,597	1,103,170
FHLMC, Series K043, Class A1 SEQ, 2.53%, 10/25/23	721,612	742,324
FHLMC, Series K722, Class A1 SEQ, 2.18%, 5/25/22	825,760	837,235
FHLMC, Series K725, Class A2 SEQ, 3.00%, 1/25/24	2,100,000	2,230,916
FHLMC, Series K726, Class A2 SEQ, 2.91%, 4/25/24	1,532,770	1,623,107
FHLMC, Series K739, Class A1 SEQ, 0.52%, 11/25/26	3,590,325	3,550,809
FHLMC, Series KF32, Class A, VRN, 0.49%, (1-month LIBOR plus 0.38%), 5/25/24	192,948	193,291
FHLMC, Series KF35, Class A, VRN, 0.47%, (1-month LIBOR plus 0.36%), 8/25/24	500,711	501,527
FHLMC, Series KIR1, Class A1 SEQ, 2.45%, 3/25/26	2,145,988	2,243,150
FHLMC, Series Q009, Class A, VRN, 0.47%, (1-month LIBOR plus 0.35%), 4/25/24	2,769,299	2,769,718
FNMA, Series 2004-28, Class FE, VRN, 0.46%, (1-month LIBOR plus 0.35%), 5/25/34	993,228	997,635
FNMA, Series 2006-11, Class FA, VRN, 0.41%, (1-month LIBOR plus 0.30%), 3/25/36	302,112	304,252
FNMA, Series 2006-60, Class KF, VRN, 0.41%, (1-month LIBOR plus 0.30%), 7/25/36	721,406	724,870
FNMA, Series 2006-72, Class TE, VRN, 0.41%, (1-month LIBOR plus 0.30%), 8/25/36	375,715	378,780
FNMA, Series 2008-9, Class FA, VRN, 0.61%, (1-month LIBOR plus 0.50%), 2/25/38	1,148,979	1,169,142
FNMA, Series 2009-33, Class FB, VRN, 0.93%, (1-month LIBOR plus 0.82%), 3/25/37	409,928	419,927
FNMA, Series 2009-89, Class FD, VRN, 0.71%, (1-month LIBOR plus 0.60%), 5/25/36	208,687	212,013
FNMA, Series 2016-11, Class FB, VRN, 0.67%, (1-month LIBOR plus 0.56%), 3/25/46	315,618	316,495
FNMA, Series 2016-M13, Class FA, VRN, 0.78%, (1-month LIBOR plus 0.67%), 11/25/23	129,169	129,874
FNMA, Series 2016-M2, Class FA, VRN, 0.96%, (1-month LIBOR plus 0.85%), 1/25/23	300,183	301,872
FRESB Mortgage Trust, Series 2021-SB83, Class A5F, VRN, 0.63%, 1/25/26	2,247,525	2,229,059
GNMA, Series 2010-14, Class QF, VRN, 0.56%, (1-month LIBOR plus 0.45%), 2/16/40	568,198	572,498
GNMA, Series 2016-68, Class MF, VRN, 0.42%, (1-month LIBOR plus 0.31%), 5/20/46	397,040	398,277
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $28,748,900)		29,062,388
MUNICIPAL SECURITIES — 4.5%
Contra Costa Community College District GO, 5.00%, 8/1/23, Prerefunded at 100% of Par(3)	1,000,000	1,112,635
11

	Principal Amount	Value
Indiana University Rev., 5.00%, 6/1/22, Prerefunded at 100% of Par(3)	$630,000	$665,642
JobsOhio Beverage System Rev., 5.00%, 1/1/23, Prerefunded at 100% of Par(3)	2,335,000	2,532,445
Metropolitan Government of Nashville & Davidson County GO, 5.00%, 1/1/23, Prerefunded at 100% of Par(3)	3,445,000	3,736,305
San Diego Community College District GO, 5.00%, 8/1/23, Prerefunded at 100% of Par(3)	4,000,000	4,450,542
TOTAL MUNICIPAL SECURITIES (Cost $12,453,587)		12,497,569
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 2.3%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 2.2%
FHLMC, VRN, 2.51%, (6-month LIBOR plus 2.26%), 3/1/24	10,245	10,261
FHLMC, VRN, 2.57%, (1-year H15T1Y plus 2.25%), 9/1/35	97,556	104,243
FHLMC, VRN, 2.35%, (1-year H15T1Y plus 2.14%), 10/1/36	52,185	55,900
FHLMC, VRN, 2.04%, (12-month LIBOR plus 1.67%), 12/1/36	24,372	24,555
FHLMC, VRN, 2.74%, (1-year H15T1Y plus 2.26%), 4/1/37	38,053	40,606
FHLMC, VRN, 3.36%, (12-month LIBOR plus 1.78%), 5/1/40	34,953	35,416
FHLMC, VRN, 2.63%, (12-month LIBOR plus 1.88%), 7/1/40	121,387	128,803
FHLMC, VRN, 2.32%, (12-month LIBOR plus 1.76%), 9/1/40	41,966	43,791
FHLMC, VRN, 3.66%, (12-month LIBOR plus 1.88%), 5/1/41	42,479	44,375
FHLMC, VRN, 2.38%, (12-month LIBOR plus 1.88%), 10/1/41	164,093	165,241
FHLMC, VRN, 2.04%, (12-month LIBOR plus 1.65%), 12/1/42	103,091	108,084
FHLMC, VRN, 2.87%, (12-month LIBOR plus 1.63%), 1/1/44	253,440	264,425
FHLMC, VRN, 3.23%, (12-month LIBOR plus 1.62%), 6/1/44	139,610	146,147
FHLMC, VRN, 2.40%, (12-month LIBOR plus 1.60%), 10/1/44	57,369	59,869
FHLMC, VRN, 2.59%, (12-month LIBOR plus 1.60%), 6/1/45	193,569	202,747
FNMA, VRN, 3.58%, (1-year H15T1Y plus 2.08%), 5/1/22	3,231	3,222
FNMA, VRN, 2.66%, (1-year H15T1Y plus 2.12%), 8/1/23	1,084	1,087
FNMA, VRN, 3.03%, (1-year H15T1Y plus 2.28%), 5/1/25	12,048	12,066
FNMA, VRN, 1.75%, (6-month LIBOR plus 1.50%), 3/1/33	171,111	171,687
FNMA, VRN, 1.82%, (6-month LIBOR plus 1.57%), 6/1/35	201,779	210,475
FNMA, VRN, 1.82%, (6-month LIBOR plus 1.57%), 6/1/35	112,937	117,804
FNMA, VRN, 1.82%, (6-month LIBOR plus 1.57%), 6/1/35	135,462	141,300
FNMA, VRN, 1.82%, (6-month LIBOR plus 1.57%), 6/1/35	17,608	18,369
FNMA, VRN, 1.79%, (6-month LIBOR plus 1.54%), 9/1/35	89,360	93,176
FNMA, VRN, 1.80%, (6-month LIBOR plus 1.55%), 3/1/36	214,727	224,113
FNMA, VRN, 2.125%, (12-month LIBOR plus 1.75%), 11/1/39	168,570	173,844
FNMA, VRN, 2.07%, (12-month LIBOR plus 1.69%), 1/1/40	13,193	13,726
FNMA, VRN, 2.54%, (12-month LIBOR plus 1.79%), 8/1/40	70,582	74,345
FNMA, VRN, 2.50%, (12-month LIBOR plus 1.75%), 7/1/41	19,224	19,208
FNMA, VRN, 2.33%, (12-month LIBOR plus 1.75%), 5/1/42	1,869,277	1,973,782
FNMA, VRN, 2.08%, (12-month LIBOR plus 1.59%), 3/1/43	49,107	50,554
FNMA, VRN, 2.34%, (12-month LIBOR plus 1.59%), 8/1/45	60,507	63,053
FNMA, VRN, 2.60%, (12-month LIBOR plus 1.60%), 4/1/46	232,001	240,928
FNMA, VRN, 2.84%, (12-month LIBOR plus 1.61%), 4/1/46	132,800	138,483
FNMA, VRN, 2.75%, (12-month LIBOR plus 1.61%), 5/1/46	274,414	285,707
FNMA, VRN, 3.18%, (12-month LIBOR plus 1.61%), 3/1/47	137,443	143,455
FNMA, VRN, 3.11%, (12-month LIBOR plus 1.61%), 4/1/47	135,790	141,806
FNMA, VRN, 3.02%, (12-month LIBOR plus 1.60%), 9/1/47	216,297	228,100
GNMA, VRN, 2.625%, (1-year H15T1Y plus 2.00%), 11/20/21	214	216
		5,974,969
12

	Principal Amount/Shares	Value
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 0.1%
FNMA, 7.00%, 5/1/32	$31,975	$33,216
FNMA, 7.00%, 5/1/32	82,274	93,421
FNMA, 7.00%, 6/1/32	51,421	58,633
FNMA, 7.00%, 8/1/32	14,404	14,453
FNMA, 3.50%, 3/1/34	160,925	172,405
		372,128
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $6,244,542)		6,347,097
TEMPORARY CASH INVESTMENTS — 3.0%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.875% - 2.50%, 11/30/21 - 2/15/46, valued at $1,510,523), in a joint trading account at 0.01%, dated 3/31/21, due 4/1/21 (Delivery value $1,480,854)		1,480,854
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.75%, 3/31/26, valued at $5,035,747), at 0.00%, dated 3/31/21, due 4/1/21 (Delivery value $4,937,000)		4,937,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,914,324	1,914,324
TOTAL TEMPORARY CASH INVESTMENTS (Cost $8,332,178)		8,332,178
TOTAL INVESTMENT SECURITIES — 101.2% (Cost $277,415,074)		279,564,972
OTHER ASSETS AND LIABILITIES — (1.2)%		(3,410,634)
TOTAL NET ASSETS — 100.0%		$276,154,338

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 5-Year Notes	200	June 2021	$24,679,688	$156,239
U.S. Treasury 10-Year Notes	36	June 2021	4,713,750	19,372
U.S. Treasury 10-Year Ultra Notes	4	June 2021	574,750	3,616
			$29,968,188	$179,227
^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	2.33%	2/8/26	$4,000,000	$524	$50,089	$50,613
CPURNSA	Receive	2.29%	2/24/26	$3,000,000	518	39,470	39,988
					$1,042	$89,559	$90,601

13

NOTES TO SCHEDULE OF INVESTMENTS
AID	-	Agency for International Development
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
Equivalent	-	Security whose payments are secured by the U.S. Treasury
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
LIBOR	-	London Interbank Offered Rate
SEQ	-	Sequential Payer
USBMMY	-	U.S. Treasury Bill Money Market Yield
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)The rate indicated is the yield to maturity at purchase.
(2)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on futures contract and swaps agreements. At the period end, the aggregate value of securities pledged was $507,888.
(3)Escrowed to maturity in U.S. government securities or state and local government securities.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

MARCH 31, 2021
Assets
Investment securities, at value (cost of $277,415,074)	$279,564,972
Receivable for investments sold	1,384,870
Receivable for capital shares sold	102,901
Receivable for variation margin on futures contracts	42,931
Receivable for variation margin on swap agreements	3,054
Interest receivable	370,064
281,468,792

Liabilities
Payable for investments purchased	5,002,208
Payable for capital shares redeemed	184,787
Accrued management fees	119,694
Distribution and service fees payable	5,662
Dividends payable	2,103
5,314,454

Net Assets	$276,154,338

Net Assets Consist of:
Capital paid in	$273,279,021
Distributable earnings	2,875,317
$276,154,338

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$197,812,702	20,162,213	$9.81
I Class	$36,987,479	3,772,710	$9.80
A Class	$10,875,722	1,108,266	$9.81*
C Class	$2,334,737	243,799	$9.58
R Class	$3,171,533	324,815	$9.76
R5 Class	$24,972,165	2,545,231	$9.81
*Maximum offering price $10.04 (net asset value divided by 0.9775).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED MARCH 31, 2021
Investment Income (Loss)
Income:
Interest	$2,617,986

Expenses:
Management fees	1,628,740
Distribution and service fees:
A Class	28,980
C Class	26,063
R Class	16,775
Trustees' fees and expenses	23,260
Other expenses	725
1,724,543

Net investment income (loss)	893,443

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	3,601,548
Futures contract transactions	128,350
3,729,898

Change in net unrealized appreciation (depreciation) on:
Investments	(1,954,046)
Futures contracts	219,991
Swap agreements	89,559
(1,644,496)

Net realized and unrealized gain (loss)	2,085,402

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,978,845

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2021 AND MARCH 31, 2020
Increase (Decrease) in Net Assets	March 31, 2021	March 31, 2020
Operations
Net investment income (loss)	$893,443	$2,867,155
Net realized gain (loss)	3,729,898	2,763,432
Change in net unrealized appreciation (depreciation)	(1,644,496)	3,352,445
Net increase (decrease) in net assets resulting from operations	2,978,845	8,983,032

Distributions to Shareholders
From earnings:
Investor Class	(1,064,239)	(2,481,129)
I Class	(284,893)	(78,339)
A Class	(27,029)	(85,527)
C Class	(145)	(10,948)
R Class	(2,719)	(5,825)
R5 Class	(141,291)	(393,757)
Decrease in net assets from distributions	(1,520,316)	(3,055,525)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(1,521,269)	75,138,346

Net increase (decrease) in net assets	(62,740)	81,065,853

Net Assets
Beginning of period	276,217,078	195,151,225
End of period	$276,154,338	$276,217,078

See Notes to Financial Statements.

17

Notes to Financial Statements

MARCH 31, 2021

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Short-Term Government Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek high current income while maintaining safety of principal.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R5 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury, Government Agency and municipal securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

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Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

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Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2021 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.2425% to 0.3600%	0.2500% to 0.3100%	0.54%
I Class		0.1500% to 0.2100%	0.44%
A Class		0.2500% to 0.3100%	0.54%
C Class		0.2500% to 0.3100%	0.54%
R Class		0.2500% to 0.3100%	0.54%
R5 Class		0.0500% to 0.1100%	0.34%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2021 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2021 totaled $477,269,403, of which $475,008,837 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2021 totaled $489,410,246, of which $478,842,548 represented U.S. Treasury and Government Agency obligations.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2021		Year ended March 31, 2020
	Shares	Amount	Shares	Amount
Investor Class
Sold	18,006,022	$176,160,738	8,259,539	$79,924,692
Issued in reinvestment of distributions	102,407	1,002,369	251,772	2,407,367
Redeemed	(19,851,496)	(194,093,712)	(3,452,058)	(32,995,328)
	(1,743,067)	(16,930,605)	5,059,253	49,336,731
I Class
Sold	9,836,688	96,147,745	4,106,678	39,812,381
Issued in reinvestment of distributions	28,676	280,493	8,180	78,339
Redeemed	(8,456,254)	(82,665,091)	(2,104,492)	(20,432,086)
	1,409,110	13,763,147	2,010,366	19,458,634
A Class
Sold	588,838	5,757,657	1,030,698	9,917,460
Issued in reinvestment of distributions	2,757	26,977	8,875	84,939
Redeemed	(404,186)	(3,959,780)	(676,871)	(6,505,776)
	187,409	1,824,854	362,702	3,496,623
C Class
Sold	184,001	1,763,371	71,124	674,363
Issued in reinvestment of distributions	15	145	1,156	10,848
Redeemed	(252,625)	(2,421,961)	(48,262)	(452,124)
	(68,609)	(658,445)	24,018	233,087
R Class
Sold	533,506	5,200,187	243,567	2,332,700
Issued in reinvestment of distributions	276	2,684	603	5,764
Redeemed	(414,135)	(4,038,473)	(70,887)	(682,314)
	119,647	1,164,398	173,283	1,656,150
R5 Class
Sold	2,278,250	22,320,160	1,543,919	14,758,820
Issued in reinvestment of distributions	14,435	141,291	41,155	393,757
Redeemed	(2,364,598)	(23,146,069)	(1,483,146)	(14,195,456)
	(71,913)	(684,618)	101,928	957,121
Net increase (decrease)	(167,423)	$(1,521,269)	7,731,550	$75,138,346

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities and Equivalents	—	$154,595,625	—
U.S. Government Agency Securities	—	68,730,115	—
Collateralized Mortgage Obligations	—	29,062,388	—
Municipal Securities	—	12,497,569	—
U.S. Government Agency Mortgage-Backed Securities	—	6,347,097	—
Temporary Cash Investments	$1,914,324	6,417,854	—
	$1,914,324	$277,650,648	—
Other Financial Instruments
Futures Contracts	$179,227	—	—
Swap Agreements	—	$90,601	—
	$179,227	$90,601	—

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $4,098,499 futures contracts purchased and $11,237,361 futures contracts sold.

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Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $7,000,000.

Value of Derivative Instruments as of March 31, 2021

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Interest Rate Risk	Receivable for variation margin on futures contracts*	$42,931	Payable for variation margin on futures contracts*	—
Other Contracts	Receivable for variation margin on swap agreements*	3,054	Payable for variation margin on swap agreements*	—
		$45,985		—
*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2021

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	$128,350	Change in net unrealized appreciation (depreciation) on futures contracts	$219,991
Other Contracts	Net realized gain (loss) on swap agreement transactions	—	Change in net unrealized appreciation (depreciation) on swap agreements	89,559
		$128,350		$309,550

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

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The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. However, LIBOR is expected to be phased out and the transition process may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2021 and March 31, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$1,520,316	$3,055,525
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$277,437,204
Gross tax appreciation of investments	$2,282,908
Gross tax depreciation of investments	(155,140)
Net tax appreciation (depreciation) of investments	2,127,768
Net tax appreciation (depreciation) on derivatives	89,559
Net tax appreciation(depreciation)	$2,217,327
Other book-to-tax adjustments	$(64,069)
Undistributed ordinary income	$722,059

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021	$9.75	0.03	0.08	0.11	(0.05)	$9.81	1.09%	0.55%	0.27%	162%	$197,813
2020	$9.48	0.14	0.28	0.42	(0.15)	$9.75	4.48%	0.55%	1.47%	206%	$213,672
2019	$9.45	0.17	0.04	0.21	(0.18)	$9.48	2.25%	0.55%	1.81%	128%	$159,683
2018	$9.58	0.10	(0.12)	(0.02)	(0.11)	$9.45	(0.17)%	0.55%	1.05%	101%	$169,819
2017	$9.66	0.05	(0.06)	(0.01)	(0.07)	$9.58	(0.14)%	0.55%	0.54%	99%	$197,882
I Class
2021	$9.75	0.03	0.08	0.11	(0.06)	$9.80	1.09%	0.45%	0.37%	162%	$36,987
2020	$9.48	0.14	0.29	0.43	(0.16)	$9.75	4.59%	0.45%	1.57%	206%	$23,045
2019	$9.45	0.18	0.04	0.22	(0.19)	$9.48	2.35%	0.45%	1.91%	128%	$3,347
2018(3)	$9.58	0.12	(0.13)	(0.01)	(0.12)	$9.45	(0.11)%	0.45%(4)	1.26%(4)	101%(5)	$2,691
A Class
2021	$9.76	—(6)	0.07	0.07	(0.02)	$9.81	0.75%	0.80%	0.02%	162%	$10,876
2020	$9.48	0.11	0.30	0.41	(0.13)	$9.76	4.33%	0.80%	1.22%	206%	$8,987
2019	$9.45	0.14	0.05	0.19	(0.16)	$9.48	1.99%	0.80%	1.56%	128%	$5,293
2018	$9.59	0.08	(0.13)	(0.05)	(0.09)	$9.45	(0.53)%	0.80%	0.80%	101%	$8,897
2017	$9.66	0.03	(0.06)	(0.03)	(0.04)	$9.59	(0.29)%	0.80%	0.29%	99%	$10,849

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2021	$9.57	(0.07)	0.08	0.01	—(6)	$9.58	0.11%	1.55%	(0.73)%	162%	$2,335
2020	$9.29	0.05	0.27	0.32	(0.04)	$9.57	3.46%	1.55%	0.47%	206%	$2,991
2019	$9.18	0.09	0.02	0.11	—(6)	$9.29	1.20%	1.55%	0.81%	128%	$2,679
2018	$9.29	—(6)	(0.11)	(0.11)	—	$9.18	(1.18)%	1.55%	0.05%	101%	$585
2017	$9.39	(0.04)	(0.06)	(0.10)	—	$9.29	(1.06)%	1.55%	(0.46)%	99%	$726
R Class
2021	$9.72	(0.03)	0.08	0.05	(0.01)	$9.76	0.52%	1.05%	(0.23)%	162%	$3,172
2020	$9.44	0.07	0.31	0.38	(0.10)	$9.72	4.09%	1.05%	0.97%	206%	$1,995
2019	$9.41	0.13	0.03	0.16	(0.13)	$9.44	1.74%	1.05%	1.31%	128%	$301
2018	$9.55	0.04	(0.11)	(0.07)	(0.07)	$9.41	(0.78)%	1.05%	0.55%	101%	$178
2017	$9.62	0.01	(0.07)	(0.06)	(0.01)	$9.55	(0.62)%	1.05%	0.04%	99%	$1,048
R5 Class
2021	$9.75	0.05	0.08	0.13	(0.07)	$9.81	1.29%	0.35%	0.47%	162%	$24,972
2020	$9.48	0.16	0.28	0.44	(0.17)	$9.75	4.69%	0.35%	1.67%	206%	$25,528
2019	$9.45	0.19	0.04	0.23	(0.20)	$9.48	2.45%	0.35%	2.01%	128%	$23,847
2018	$9.59	0.12	(0.13)	(0.01)	(0.13)	$9.45	(0.08)%	0.35%	1.25%	101%	$19,730
2017	$9.66	0.07	(0.05)	0.02	(0.09)	$9.59	0.16%	0.35%	0.74%	99%	$22,105

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through March 31, 2018.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.
(6)Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Government Income Trust and Shareholders of Short-Term Government Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Short-Term Government Fund (one of the funds constituting American Century Government Income Trust, referred to hereafter as the “Fund”) as of March 31, 2021, the related statement of operations for the year ended March 31, 2021, the statement of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 18, 2021

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

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Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	38	CYS Investments, Inc. (2012-2017); Kirby Corporation; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	38	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	38	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus (since 2018), Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	66	None
29

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	38	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	38	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	38	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	38	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	138	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

30

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

31

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2019 through December 31, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

32

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.
33

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $6,643 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2021.
34

Notes
35

Notes
36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Government Income Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92278 2105

(b) None

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b) No response required.

(c) None.

(d) None.

(e) Not applicable.

(f) The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) Tanya S. Beder, Anne Casscells, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3) Not applicable.

(b) No response required.

(c) No response required.

(d) No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)    Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2020:    $139,573
FY 2021:    $141,722

(b)    Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

    For services rendered to the registrant:

FY 2020:    $0
FY 2021:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2020:    $0
FY 2021:    $0

(c)    Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

    For services rendered to the registrant:

FY 2020:    $0
FY 2021:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2020:    $0
FY 2021:    $0

(d)    All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

    For services rendered to the registrant:

FY 2020:    $0
FY 2021:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2020:    $0
FY 2021:    $0

(e)(1)    In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)    All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)    The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)    The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2020:    $186,900
FY 2021:    $144,500

(h)    The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Government Income Trust

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	May 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	May 26, 2021

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	May 26, 2021